    As filed with the Securities and Exchange Commission on December 23, 1997

                                                               File Nos. 2-99977
                                                                        811-4596

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER

                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 20*

                                       AND

                          REGISTRATION STATEMENT UNDER

                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 26

                      LANDMARK MULTI-STATE TAX FREE FUNDS*
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679


       PHILIP W. COOLIDGE, 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:
             ROGER P. JOSEPH, BINGHAM DANA LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110

         It is proposed that this filing will become effective on January 2, 1998, pursuant to paragraph (b) of Rule 485.

------------------------------------------------------------------------------
* Relating to shares of beneficial interest of Landmark New York Tax Free Reserves and Landmark Connecticut Tax Free Reserves.

                                      LANDMARK MULTI-STATE TAX FREE FUNDS
                                   (LANDMARK NEW YORK TAX FREE RESERVES AND
                                    LANDMARK CONNECTICUT TAX FREE RESERVES)
                                      REGISTRATION STATEMENT ON FORM N-1A

                                             CROSS REFERENCE SHEET

N-1A
ITEM NO.       N-1A ITEM                                                     LOCATION
-------        ---------                                                     --------
PART A                                                                       PROSPECTUS
------                                                                       ----------
Item 1.        Cover Page.............................................       Cover Page
Item 2.        Synopsis...............................................       Expense Summary
Item 3.        Condensed Financial Information........................       Condensed Financial Information
Item 4.        General Description of Registrant......................       Investment Information; General
                                                                             Information; Appendix
Item 5.        Management of the Fund.................................       Management; Expenses
Item 5A.       Management's Discussion of Fund Performance............       Not Applicable
Item 6.        Capital Stock and Other Securities.....................       General Information; Voting and Other
                                                                             Rights; Purchases; Exchanges;
                                                                             Redemptions; Net Income and
                                                                             Distributions; Tax Matters
Item 7.        Purchase of Securities Being Offered...................       Purchases; Exchanges; Redemptions
Item 8.        Redemption or Repurchase...............................       Purchases; Exchanges; Redemptions
Item 9.        Pending Legal Proceedings..............................       Not Applicable

                                                                             STATEMENT OF
                                                                             ADDITIONAL
PART B                                                                       INFORMATION
------                                                                       -----------
Item 10.       Cover Page.............................................       Cover Page
Item 11.       Table of Contents......................................       Cover Page
Item 12.       General Information and History........................       The Fund
Item 13.       Investment Objectives and Policies.....................       Investment Objectives, Policies and
                                                                             Restrictions
Item 14.       Management of the Fund.................................       Management
Item 15.       Control Persons and Principal Holders of Securities....       Management
Item 16.       Investment Advisory and Other Services.................       Management
Item 17.       Brokerage Allocation and Other Practices...............       Portfolio Transactions
Item 18.       Capital Stock and Other Securities.....................       Description of Shares, Voting Rights and
                                                                             Liabilities
Item 19.       Purchase, Redemption and Pricing of Securities
               Being Offered..........................................       Description of Shares, Voting Rights and
                                                                             Liabilities; Determination of Net Asset
                                                                             Value
Item 20.       Tax Status.............................................       Certain Additional Tax Matters
Item 21.       Underwriters...........................................       Management
Item 22.       Calculation of Performance Data........................       Performance Information
Item 23.       Financial Statements...................................       Independent Accountants and Financial
                                                                             Statements

PART C Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

Prospectus  January 2, 1998
CitiFundsSM Cash Reserves
CitiFundsSM U.S. Treasury Reserves
CitiFundsSM Tax Free Reserves
CitiFundsSM California Tax Free Reserves
CitiFundsSM Connecticut Tax Free Reserves
CitiFundsSM New York Tax Free Reserves


This Prospectus describes six money market mutual funds in the CitiFundsSM family of funds: CitiFundsSM Cash Reserves, CitiFundsSM U.S. Treasury Reserves, CitiFundsSM Tax Free Reserves, CitiFundsSM California Tax Free Reserves, CitiFundsSM Connecticut Tax Free Reserves and CitiFundsSM New York Tax Free Reserves. Each Fund has its own investment objective and policies.
Citibank, N.A. is the investment adviser.

Unlike other mutual funds which directly acquire and manage their own portfolios of securities, CitiFunds Cash Reserves, CitiFunds U.S. Treasury Reserves and CitiFunds Tax Free Reserves seek their investment objective by investing all of their investable assets in a portfolio with the same investment objective and policies. See "Special Information Concerning Investment Structure" on page 21.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. EACH FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; HOWEVER, THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO DO SO.

EACH OF CALIFORNIA TAX FREE RESERVES, CONNECTICUT TAX FREE RESERVES AND NEW YORK TAX FREE RESERVES INVESTS PRIMARILY IN THE MUNICIPAL OBLIGATIONS OF A SINGLE STATE; AS A RESULT, AN INVESTMENT IN THESE FUNDS MAY BE RISKIER THAN AN INVESTMENT IN A MORE DIVERSIFIED MONEY MARKET FUND.

This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. Separate Statements of Additional Information dated January 2, 1998 (and incorporated by reference in this Prospectus) have been filed with the Securities and Exchange Commission. Copies of the Statements of Additional Information may be obtained without charge, and further inquiries about the Funds may be made by contacting the investor's Shareholder Servicing Agent or by calling 1-800-625-4554.


------------------------------------------------------------------------------


REMEMBER THAT SHARES OF THE FUNDS:

    o   ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY;

    o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES;

    o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

Prospectus Summary                                                           3
 ..............................................................................
Expense Summary                                                              6
 ..............................................................................
Condensed Financial Information                                              8
 ..............................................................................
Investment Information                                                      14
 ..............................................................................
Risk Considerations                                                         17
 ..............................................................................
Valuation of Shares                                                         22
 ..............................................................................
Purchases                                                                   23
 ..............................................................................
Exchanges                                                                   24
 ..............................................................................
Redemptions                                                                 24
 ..............................................................................
Net Income and Distributions                                                25
 ..............................................................................
Management                                                                  26
 ..............................................................................
Tax Matters                                                                 30
 ..............................................................................
Performance Information                                                     32
 ..............................................................................
General Information                                                         33
 ..............................................................................
Appendix A -- Permitted Investments and Investment Practices                36
 ..............................................................................
Appendix B -- Ratings of Municipal Obligations                              39
 ..............................................................................
Appendix C -- Taxable Equivalent Yield Tables                               43
 ..............................................................................

PROSPECTUS SUMMARY

See the body of the Prospectus for more information on the topics discussed in this summary.


THE FUNDS: This Prospectus describes six money market mutual funds: CitiFunds Cash Reserves, CitiFunds U.S. Treasury Reserves, CitiFunds Tax Free Reserves, CitiFunds California Tax Free Reserves, CitiFunds Connecticut Tax Free Reserves and CitiFunds New York Tax Free Reserves. Cash Reserves and U.S. Treasury Reserves are diversified; the other Funds are non-diversified. Each Fund has its own investment objective and policies. There can be no assurance that any Fund will achieve its objective.

Each of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves seeks its objective by investing its investable assets in a Portfolio having the same investment objective and policies as that Fund. Because these Funds invest through their corresponding Portfolios, all references to these Funds include the Portfolios, unless otherwise noted.


INVESTMENT OBJECTIVES AND POLICIES: CitiFunds Cash Reserves. To provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. Through Cash Reserves Portfolio, the Fund invests in U.S. dollar-denominated money market obligations with maturities of 397 days or less issued by U.S. and non-U.S. issuers.

CitiFunds U.S. Treasury Reserves. To provide its shareholders with liquidity and as high a level of current income from U.S. Government obligations as is consistent with the preservation of capital. Through U.S. Treasury Reserves Portfolio, the Fund invests in obligations issued by the U.S. Government with maturities of 397 days or less.


CitiFunds Tax Free Reserves. To provide its shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. Through Tax Free Reserves Portfolio, the Fund invests primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of states and municipal governments or their authorities, agencies, instrumentalities and political subdivisions and by other qualifying issuers, the interest on which is exempt from federal income taxes ("Municipal Obligations").

CitiFunds California Tax Free Reserves. To provide its shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity. The Fund invests primarily in short-term, high quality Municipal Obligations, including obligations of the State of California and its political subdivisions.

CitiFunds Connecticut Tax Free Reserves. To provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity. The Fund invests primarily in short-term, high quality Municipal Obligations, including obligations of the State of Connecticut and its political subdivisions.

CitiFunds New York Tax Free Reserves. To provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity. The Fund invests primarily in short-term, high quality Municipal Obligations, including obligations of the State of New York and its political subdivisions.

INVESTMENT ADVISER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Adviser"), a wholly-owned subsidiary of Citicorp, is the investment adviser of each Fund. Citibank and its affiliates manage more than $88 billion in assets worldwide. CFBDS, Inc. ("CFBDS" or the "Distributor") is the distributor of shares of each Fund. See "Management."

PURCHASES AND REDEMPTIONS: Customers may purchase and redeem shares of the Funds on any day the New York Stock Exchange is open for trading. See "Purchases" and "Redemptions."

PRICING: Shares of the Funds are purchased and redeemed at net asset value (normally $1.00 per share) without a sales load or redemption fees. While there are no sales loads, shares of each Fund are subject to a distribution fee. See "Purchases" and "Management -- Distribution Arrangements."

EXCHANGES: Shares may be exchanged for shares of certain other mutual funds managed or advised by Citibank, if such shares are offered for sale in a shareholder's place of residence. See "Exchanges."


DIVIDENDS: Declared daily and distributed monthly. Shares begin accruing dividends on the day they are purchased. See "Net Income and Distributions."

REINVESTMENT: Dividends may be received either in cash or in Fund shares at net asset value, subject to the policies of a shareholder's Shareholder Servicing Agent. See "Net Income and Distributions."

WHO SHOULD INVEST: Each Fund is designed for investors seeking liquidity, preservation of capital and current income, and for whom growth of capital is not a consideration.


Cash Reserves also is designed for investors seeking a convenient means of accumulating an interest in a professionally managed, diversified portfolio consisting of short-term U.S. dollar-denominated money market obligations issued by U.S. and non-U.S. issuers.

U.S. Treasury Reserves also is designed for investors seeking a convenient means of accumulating an interest in a professionally managed, diversified portfolio consisting of short-term U.S. Government obligations.

Tax Free Reserves also is designed for investors seeking income exempt from federal income taxes.

California Tax Free Reserves also is designed for investors seeking income exempt from federal and California personal income taxes and who are willing to bear the increased risk of an investment portfolio which is concentrated in obligations of the State of California and its political subdivisions.

Connecticut Tax Free Reserves also is designed for investors seeking income exempt from federal and Connecticut personal income taxes and who are willing to bear the increased risk of an investment portfolio which is concentrated in obligations of the State of Connecticut and its political subdivisions.

New York Tax Free Reserves also is designed for investors seeking income exempt from federal and New York State and New York City personal income taxes and who are willing to bear the increased risk of an investment portfolio which is concentrated in obligations of the State of New York and its political subdivisions.

Each of Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves is referred to as a "Tax Free Fund." See "Investment Information."

RISK FACTORS: There can be no assurance that any Fund will achieve its investment objective. In addition, while each Fund intends to maintain a stable net asset value of $1.00 per share, there can be no assurance that any Fund will be able to do so. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments with a lower quality or a longer term.

Investors in Cash Reserves should be able to assume the special risks of investing in non-U.S. securities, which include possible adverse political, social and economic developments abroad, differing regulations to which non-U.S. issuers are subject and different characteristics of non-U.S. economies and markets. In addition, the prices of securities of non-U.S. issuers may be more volatile than those of comparable U.S. issuers.

Each of the Tax Free Funds is a non-diversified mutual fund, which means that it is not subject to any statutory restrictions under the Investment Company Act of 1940 limiting the investment of its assets in one or relatively few issuers (although certain diversification requirements are imposed by the Internal Revenue Code). Each of these Funds may therefore invest a relatively high percentage of its assets in the obligations of a limited number of issuers. Also, each of these Funds may invest 25% or more of its assets in securities of issuers in similar or related industries or issuers located in the same state. Under normal circumstances, California Tax Free Reserves invests primarily in obligations of the State of California and its political subdivisions, Connecticut Tax Free Reserves invests primarily in obligations of the State of Connecticut and its political subdivisions and New York Tax Free Reserves invests primarily in obligations of the State of New York and its political subdivisions. Each of the Tax Free Funds is more susceptible to any single economic, political or regulatory occurrence than a more diversified fund.


Certain investment practices also may entail special risks. Prospective investors should read "Risk Considerations" for more information about risk factors.

EXPENSE SUMMARY


The following table summarizes estimated shareholder transaction and annual operating expenses for each Fund and, for each of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves, its corresponding Portfolio.* For more information on costs and expenses, see "Management" -- page 26 and "General Information-Expenses" -- page 34.

                                              U.S.                          CALIFORNIA      CONNECTICUT      NEW YORK
                              CASH          TREASURY         TAX FREE        TAX FREE        TAX FREE        TAX FREE
                            RESERVES        RESERVES         RESERVES        RESERVES        RESERVES        RESERVES
-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
  EXPENSES:                     None             None             None            None            None           None
ANNUAL FUND
  OPERATING EXPENSES,
  AFTER FEE WAIVERS AND
  REIMBURSEMENTS (AS A
  PERCENTAGE OF AVERAGE
  NET ASSETS):

Management Fee (1)             0.07%            0.06%            0.20%           0.16%           0.16%          0.16%
12b-1 Fees (1)(2)              0.08%            0.05%            0.03%           0.09%           0.09%          0.03%
Other Expenses
  Administrative
    Services Fees (1)          0.25%            0.27%            0.08%           0.03%           0.00%          0.15%
  Shareholder Servicing
    Agent Fees                 0.25%            0.25%            0.25%           0.25%           0.25%          0.25%
  Other Operating
    Expenses                   0.05%            0.07%            0.09%           0.12%           0.15%          0.06%
-----------------------------------------------------------------------------------------------------------------------
Total Fund Operating
  Expenses (1)                 0.70%            0.70%            0.65%           0.65%           0.65%          0.65%
-----------------------------------------------------------------------------------------------------------------------

    *This table is intended to assist investors in understanding the various costs and expenses that a shareholder of a Fund will bear, either directly or indirectly. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at their present levels.

(1) Absent fee waivers and reimbursements, management fees, 12b-1 fees, administrative services fees and total fund operating expenses would be as follows:

      Cash Reserves:                            0.15%, 0.20%, 0.40%, and 1.05%
      U.S. Treasury Reserves:                   0.15%, 0.20%, 0.40%, and 1.07%
      Tax Free Reserves:                        0.20%, 0.20%, 0.30%, and 1.04%
      California Tax Free Reserves:             0.20%, 0.20%, 0.25%, and 1.02%
      Connecticut Tax Free Reserves:            0.20%, 0.20%, 0.25%, and 1.05%
      New York Tax Free Reserves:               0.20%, 0.20%, 0.25%, and 0.96%


(2) Fees under the 12b-1 distribution plans are asset-based sales charges. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period indicated below:


                                                                      ONE      THREE       FIVE        TEN
                                                                     YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------------------------------------------------

CASH RESERVES                                                         $ 7        $22        $39        $87
U.S. TREASURY RESERVES                                                $ 7        $22        $39        $87
TAX FREE RESERVES                                                     $ 7        $21        $36        $81
CALIFORNIA TAX FREE RESERVES                                          $ 7        $21        $36        $81
CONNECTICUT TAX FREE RESERVES                                         $ 7        $21        $36        $81
NEW YORK TAX FREE RESERVES                                            $ 7        $21        $36        $81

The Example assumes that all dividends are reinvested, and expenses are based on each Fund's fiscal year ended August 31, 1997, after waivers and reimbursements. If waivers and reimbursements were not in place, the amounts in the Example would be as follows:




Cash Reserves:                                                        $11        $34        $58       $130
U.S. Treasury Reserves:                                               $11        $34        $59       $132
Tax Free Reserves:                                                    $11        $33        $58       $129
California Tax Free Reserves:                                         $10        $33        $57       $126
Connecticut Tax Free Reserves:                                        $11        $34        $58       $130
New York Tax Free Reserves:                                           $10        $31        $53       $119


The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of any Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION


The following tables provide condensed financial information about the Funds for the periods indicated. This information should be read in conjunction with the financial statements appearing in each Fund's Annual Report to Shareholders, which are incorporated by reference in each Fund's Statement of Additional Information. The financial statements and notes, as well as the tables below, covering the fiscal periods through August 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, on behalf of CitiFunds Cash Reserves (formerly Landmark Cash Reserves), and by Deloitte & Touche LLP, independent accountants, on behalf of CitiFunds U.S. Treasury Reserves (formerly Landmark U.S. Treasury Reserves), CitiFunds Tax Free Reserves (formerly Landmark Tax Free Reserves), CitiFunds California Tax Free Reserves (formerly Landmark California Tax Free Reserves), CitiFunds Connecticut Tax Free Reserves (formerly Landmark Connecticut Tax Free Reserves) and CitiFunds New York Tax Free Reserves (formerly Landmark New York Tax Free Reserves). The accountants' reports are included in the applicable Fund's Annual Report. Copies of the Annual Reports may be obtained without charge from an investor's Shareholder Servicing Agent or by calling 1-800-625-4554.

                           CITIFUNDS CASH RESERVES
                             FINANCIAL HIGHLIGHTS

                                                                 YEAR ENDED AUGUST 31,
                       1997         1996        1995       1994       1993       1992      1991       1990       1989       1988
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 beginning of period  $1.00000     $1.00000   $1.00000   $1.00000   $1.00000   $1.00000  $1.00000   $1.00000   $1.00000   $1.00000

Net investment
 income                0.04940      0.05039    0.05174    0.03137    0.02671    0.04010   0.06606    0.07785    0.08354    0.06483

Less dividends from
 net investment
 income               (0.04940)    (0.05039)  (0.05174)  (0.03137)  (0.02671)  (0.04010) (0.06606)  (0.07785)  (0.08354)  (0.06483)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end
 of period            $1.00000     $1.00000   $1.00000   $1.00000   $1.00000   $1.00000  $1.00000   $1.00000   $1.00000   $1.00000

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of
 period (000's
 omitted)           $1,827,181   $1,468,177   $931,886   $445,600   $470,758   $498,447  $580,052   $413,756   $322,469   $264,728

Ratio of expenses to
 average net assets*     0.70%        0.69%      0.69%      0.69%      0.69%      0.67%     0.61%      0.73%      0.80%      0.81%

Ratio of net
  investment income
  to  average net
  assets                 4.96%        5.02%      5.17%      3.12%      2.67%      4.05%     6.48%      7.80%      8.39%      6.48%

Total return              5.05%        5.16%      5.30%      3.18%      2.70%      4.13%     6.81%      8.04%      8.66%      6.62%

Note: If certain agents of the Fund and agents of Cash Reserves Portfolio had not waived all or a portion of their fees during the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment
  income per share    $0.04697     $0.04766   $0.04895   $0.02840   $0.02381   $0.03753  $0.06025   $0.07466   $0.08195   $0.06323

RATIOS:

Expenses to average
  net assets*             0.95%        0.96%      0.97%      0.99%      0.98%      0.93%     0.94%      0.97%      0.96%      0.97%
Net investment
  income to average
  net assets              4.71%        4.75%      4.89%      2.82%      2.38%      3.79%     5.91%      7.48%      8.23%      6.32%

*Includes the Fund's share of Cash Reserves Portfolio's allocated expenses after May 4, 1990 (date of the Fund's investment of all of its assets in the Portfolio).

                       CITIFUNDS U.S. TREASURY RESERVES
                             FINANCIAL HIGHLIGHTS



                                                                                EIGHT MONTHS
                                                                                     ENDED             YEAR EBDED
                                YEAR ENDED AUGUST 31,                              AUGUST 31,          DECENBER 31,
                         1997           1996           1995           1994          1993***        1992           1991+
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value,
 beginning of period   $1.00000       $1.00000       $1.00000       $1.00000       $1.00000       $1.00000       $1.00000
Net investment income   0.04547        0.04602        0.04751        0.02837        0.01662        0.03117        0.03411

Less dividends from
 net investment
 income                (0.04547)      (0.04602       (0.04751)      (0.02837)      (0.01662)      (0.03117)      (0.03411)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 end of period         $1.00000       $1.00000       $1.00000       $1.00000       $1.00000       $1.00000       $1.00000
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:


Net Assets,
 end of period
 (000's omitted)       $360,717       $317,996       $256,452       $203,400       $249,466       $338,719       $548,722
Ratio of expenses
 to average net
 assets*                   0.70%          0.70%          0.70%          0.70%          0.66%**        0.70%          0.53%**

Ratio of net
 investment income
 to average net
 assets                    4.57%          4.61%          4.77%          2.81%          2.49%**        3.19%          4.89%**

Total return               4.64%          4.70%          4.86%          2.87%          2.53%**        3.16%          3.46%**

Note: If certain agents of the Fund and agents of U.S. Treasury Reserves
Portfolio had not waived all or a portion of their fees during the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income
 per share             $0.04278       $0.04313       $0.04452       $0.02514       $0.01455       $0.02853       $0.03076

RATIOS:
Expenses to average
 net assets*               0.97%          1.00%          1.00%          1.02%          0.97%**        0.96%          1.02%**

Net investment
 income to average
 net assets                4.30%          4.32%          4.47%          2.49%          2.18%**        2.92%          4.41%**

  *Includes the Fund's share of U.S. Treasury Reserves Portfolio's allocated expenses.
 **Annualized.
***On April 15, 1993, the Fund changed its fiscal year end from December 31 to August 31.

  +For the period from the commencement of operations, May 3, 1991, to December
   31, 1991.

                         CITIFUNDS TAX FREE RESERVES

                             FINANCIAL HIGHLIGHTS

                                                                 YEAR ENDED AUGUST 31,
                       1997         1996        1995       1994       1993       1992      1991       1990       1989       1988
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 beginning of period  $1.00000     $1.00000   $1.00000   $1.00000   $1.00000   $1.00000  $1.00000   $1.00000   $1.00000   $1.00000

Net investment
 income                0.03004      0.02973    0.03197    0.02002    0.02014    0.03125    0.04667    0.05488    0.05604    0.04356

Less dividends from
 net investment
 income               (0.03004)    (0.02973)  (0.03197)  (0.02002)  (0.02014)  (0.03125) (0.04667)  (0.05488)  (0.05604)  (0.04356
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value,
 end of period         $1.00000     $1.00000   $1.00000   $1.00000   $1.00000   $1.00000  $1.00000   $1.00000   $1.00000   $1.00000
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000's
  omitted)            $422,483     $371,349   $392,172   $232,333   $227,296   $211,978  $200,002   $151,356   $126,462   $140,886

Ratio of expenses to
  average net
  assets*                 0.65%        0.65%      0.65%      0.65%      0.65%      0.65%     0.65%      0.65%      0.80%      0.81%

Ratio of net
  investment income
  to average net
  assets                  3.01%        2.97%      3.22%      1.99%      2.01%      3.10%     4.62%      5.49%      5.60%      4.35%

Total return              3.05%        3.01%      3.24%      2.02%      2.03%      3.17%     4.77%      5.62%      5.74%      4.43%

Note: If agents of the Fund and agents of Tax Free Reserves Portfolio had not waived all or a portion of their fees during the periods indicated, the net investment income per share and the ratios would have been as follows:


Net investment
 income per share     $0.02715     $0.02693   $0.02929   $0.01730   $0.01723   $0.02813  $0.04364   $0.05158   $0.05404   $0.04236


RATIOS:

Expenses to average
  net assets*             0.94%        0.93%      0.92%      0.92%      0.94%      0.97%     0.95%      0.98%      1.00%      0.93%

Net investment
 income to average
 net assets               2.72%        2.69%      2.95%      1.72%      1.72%      2.79%     4.32%      5.16%      5.40%      4.23%

*Includes the Fund's share of Tax Free Reserves Portfolio's allocated expenses.

                    CITIFUNDS CALIFORNIA TAX FREE RESERVES

                             FINANCIAL HIGHLIGHTS

                                   YEAR ENDED AUGUST 31,
                                                   1997        1996         1995         1994         1993         1992+
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period            $1.00000     $1.00000     $1.00000     $1.00000     $1.00000     $1.00000
Net investment income                            0.02899      0.03089      0.03434      0.02288      0.02467      0.01304
Less dividends from net investment income       (0.02899)    (0.03089)    (0.03434)    (0.02288)    (0.02467)    (0.01304)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                  $1.00000     $1.00000     $1.00000     $1.00000     $1.00000     $1.00000
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)       $207,345     $150,557      $51,832      $52,863      $37,808      $16,295
Ratio of expenses to average net assets            0.65%        0.42%        0.30%        0.25%        0.00%        0.00%*
Ratio of net investment income to
 average net assets                                2.91%        3.05%        3.43%        2.30%        2.42%        2.71%*
Total return                                       2.94%        3.13%        3.49%        2.31%        2.50%        2.75%*


Note: If agents of the Fund had not voluntarily waived all or a portion of their fees from the Fund and the Administrator had not voluntarily assumed expenses for the periods before August 31, 1996, and the expenses were not reduced for the fees paid indirectly for the years after August 31, 1995, the ratios and net investment income per share would have been as follows:


Net investment income per share                 $0.02630     $0.02481   $0.02513       $0.01423     $0.01121     $0.00279

RATIOS:
Expenses to average net assets                     0.92%        1.01%      1.21%          1.12%        1.32%        2.13%*
Net investment income to
 average net assets                                2.64%        2.45%      2.51%          1.43%        1.10%        0.58%*

*Annualized.

+For the period from the commencement of operations, March 10, 1992, to August 31, 1992.

                   CITIFUNDS CONNECTICUT TAX FREE RESERVES

                             FINANCIAL HIGHLIGHTS


                                                                       YEAR ENDED AUGUST 31,
                                         1997                       1996                      1995                    1994+
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period     $1.00000                   $1.00000                 $1.00000                 $1.00000
Net investment income                     0.02914                    0.03135                  0.03564                  0.01754
Less dividends from net investment
 income                                  (0.02914)                  (0.03135)                (0.03564)                (0.01754)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period           $1.00000                   $1.00000                 $1.00000                 $1.00000
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
 omitted)                                $169,322                   $116,025                  $46,556                  $15,949
Ratio of expenses to average net
 assets                                      0.65%                      0.42%                    0.22%                    0.00%*

Ratio of net investment income to
  average net assets                         2.92%                      3.08%                    3.60%                    2.61%*

Total return                                 2.95%                      3.18%                    3.62%                    1.75%**


Note: If certain agents of the Fund had not voluntarily waived all or a portion of their fees from the Fund for the period indicated and the Administrator had not voluntarily assumed expenses for the periods before August 31, 1996, and the expenses were not reduced for fees paid indirectly for the years after August
31, 1995, the ratios and net investment income per share would have been as follows:


Net investment income per share          $0.02615                   $0.02504                 $0.02732                 $0.00128

RATIOS:

Expenses to average net assets               0.95%                      1.04%                    1.06%                    2.42%*
Net investment income to average net
 assets                                      2.62%                      2.46%                    2.76%                    0.19%*

 *Annualized.
**Not annualized.

 +For the period from the commencement of operations, December 1, 1993, to August 31, 1994.

                     CITIFUNDS NEW YORK TAX FREE RESERVES

                             FINANCIAL HIGHLIGHTS


                                                                 YEAR ENDED AUGUST 31,
                       1997         1996        1995       1994       1993       1992       1991       1990       1989       1988
------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value,
 beginning of
 period               $1.00000     $1.00000   $1.00000   $1.00000   $1.00000   $1.00000  $1.00000   $1.00000   $1.00000   $1.00000


Net investment
  income               0.02949      0.02936    0.03136    0.01954    0.01858    0.02914   0.04211    0.05187    0.05012    0.03969


Less dividends
 from net
 investment income    (0.02949)    (0.02936)  (0.03136)  (0.01954)  (0.01858)  (0.02914) (0.04211)  (0.05187)  (0.05012)  (0.03969)


-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 end of period        $1.00000     $1.00000   $1.00000   $1.00000   $1.00000   $1.00000  $1.00000   $1.00000   $1.00000   $1.00000
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000's
  omitted)            $976,959     $941,691   $767,129   $684,687   $607,992   $675,238  $586,720   $622,820   $380,539   $349,677

Ratio of expenses to
  average net assets      0.65%        0.65%      0.65%      0.65%      0.65%      0.65%     0.64%      0.66%      0.80%      0.80%

Ratio of net
  investment income
  to average net
  assets                  2.95%        2.92%      3.15%      1.96%      1.86%      2.88%     4.21%      5.18%      5.09%      3.97%

Total return              2.99%        2.98%      3.18%      1.97%      1.87%      2.94%     4.29%      5.29%      5.17%      4.03%


Note: If agents of the Fund had not voluntarily waived all or a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly for the years after August 31, 1995, the ratios and net investment income per share would have been as follows:


Net investment
 income per share     $0.02739     $0.02725   $0.02917   $0.01715   $0.01628   $0.02691  $0.04001   $0.04947   $0.04914   $0.03889

RATIOS:

Expenses to average
  net assets              0.86%        0.86%      0.87%      0.88%      0.88%      0.87%     0.85%      0.89%      0.90%      0.88%

Net investment
  income to average
  net assets              2.74%        2.71%      2.93%      1.72%      1.63%      2.66%     4.00%      4.94%      4.99%      3.89%

INVESTMENT INFORMATION

INVESTMENT OBJECTIVES: The investment objective of Cash Reserves is to provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

The investment objective of U.S. Treasury Reserves is to provide its shareholders with liquidity and as high a level of current income from U.S. Government obligations as is consistent with the preservation of capital.

The investment objectives of Tax Free Reserves are to provide its shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

The investment objectives of California Tax Free Reserves are to provide its shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

The investment objectives of Connecticut Tax Free Reserves are to provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

The investment objectives of New York Tax Free Reserves are to provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity.

The investment objective of each Fund may be changed by its Trustees without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that any Fund will achieve its investment objective.


INVESTMENT POLICIES: Cash Reserves seeks its objective by investing in high quality U.S. dollar-denominated money market instruments. These instruments include short-term obligations of the U.S. Government and repurchase agreements covering these obligations, bank obligations (such as certificates of deposit, bankers' acceptances and fixed time deposits) of U.S. and non-U.S. banks and obligations issued or guaranteed by the governments of Western Europe, Scandinavia, Australia, Japan and Canada. The U.S. Government obligations in which the Fund invests include U.S. Treasury bills, notes and bonds, and instruments issued by U.S. Government agencies or instrumentalities. Some obligations of U.S. Government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury and others only by the credit of the agency or instrumentality. For more information regarding the Fund's permitted investments and investment practices, see Appendix A -- Permitted Investments and Investment Practices on page 36.

U.S. Treasury Reserves seeks its objective by investing in U.S. Treasury bills, notes and bonds, and instruments issued by U.S. Government agencies or instrumentalities which are supported by the "full faith and credit" of the United States. The Fund will not enter into repurchase agreements. For more information regarding the Fund's permitted investments and investment practices, see Appendix A -- Permitted Investments and Investment Practices on page 36. ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves seek their objectives by investing primarily in Municipal Obligations. As a fundamental policy, each of these Funds invests at least 80% of its assets, under normal circumstances, in the following types of Municipal Obligations and in participation interests in these obligations issued by banks, insurance companies or other financial institutions ("Participation Interests"):

  (1) Municipal bonds that at the date of purchase are rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch"), or are unrated but are of comparable quality as determined by the Adviser on the basis of a credit evaluation of the obligor, or of the bank issuing the Participation Interest or guarantee of the bonds, or of any insurance issued in support of the bonds or the Participation Interest;


  (2) Municipal notes that at the date of purchase are rated MIG 2/VMIG 2 or better by Moody's, SP-2 or better by S&P or F-2 or better by Fitch, or are unrated but are of comparable quality as determined by the Adviser; and

  (3) Municipal commercial paper that at the date of purchase is rated Prime-2 or better by Moody's, A-2 or better by S&P or F-2 or better by Fitch, or is unrated but is of comparable quality as determined by the Adviser.

See Appendix A for an explanation of Municipal Obligations and Appendix B for an explanation of ratings of Municipal Obligations.


Under normal circumstances, California Tax Free Reserves invests at least 65% of its assets in Municipal Obligations the interest on which is exempt from both federal and California personal income taxes ("California Municipal Obligations"). California Municipal Obligations include Municipal Obligations of the State of California and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers. To the extent that acceptable California Municipal Obligations are not available to the Fund, the Fund may purchase Municipal Obligations issued by issuers in other states. The interest on these securities will be subject to California personal income taxes. Because California Tax Free Reserves invests primarily in California Municipal Obligations, an investment in this Fund may be riskier than an investment in a more diversified money market fund.

Under normal circumstances, Connecticut Tax Free Reserves invests at least 65% of its assets in Municipal Obligations the interest on which is exempt from both federal and Connecticut personal income taxes ("Connecticut Municipal Obligations"). Connecticut Municipal Obligations include Municipal Obligations issued by or on behalf of the State of Connecticut, its political subdivisions and public entities created under Connecticut law, Puerto Rico and other U.S. territories and their political subdivisions and other qualifying issuers. To the extent that acceptable Connecticut Municipal Obligations are not available to the Fund, the Fund may purchase Municipal Obligations issued by issuers in other states. The interest on these securities will be subject to Connecticut personal income taxes. Because Connecticut Tax Free Reserves invests primarily in Connecticut Municipal Obligations, an investment in this Fund may be riskier than an investment in a more diversified money market fund.

Under normal circumstances, New York Tax Free Reserves invests at least 65% of its assets in Municipal Obligations the interest on which is exempt from federal, New York State and New York City personal income taxes ("New York Municipal Obligations"). This Fund is a "triple tax-exempt money market fund." New York Municipal Obligations include Municipal Obligations of the State of New York and its political subdivisions, Puerto Rico and other U.S. territories and their political subdivisions and other qualifying issuers. To the extent that acceptable New York Municipal Obligations are not available to the Fund, the Fund may purchase Municipal Obligations issued by issuers in other states. The interest on these securities will be subject to New York State and New York City personal income taxes. Because New York Tax Free Reserves invests primarily in New York Municipal Obligations, an investment in this Fund may be riskier than an investment in a more diversified money market fund.

Although each of the Tax Free Funds attempts to invest all of its assets in Municipal Obligations, each of these Funds may invest up to 20% of its assets in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). Any taxable securities in which the Fund invests are of comparable quality to the Municipal Obligations in which it invests.


In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

CERTAIN ADDITIONAL INVESTMENT POLICIES:

$1.00 Net Asset Value. Each Fund employs specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. There can be no assurance, however, that a constant net asset value will be maintained on a continuing basis. See "Net Income and Distributions."


90-day Average Maturity. All of the Funds' investments either mature in 397 days or less from the date of purchase, have a variable rate of interest adjusted no less frequently than every 397 days, or are purchased pursuant to a repurchase agreement which provides for repurchase by the seller within 397 days from the date of purchase (except that U.S. Treasury Reserves does not enter into repurchase agreements). The average maturity of each Fund's investments (on a dollar-weighted basis) is 90 days or less. All of the Funds' investments are "eligible securities" within the meaning of Rule 2a-7 under the 1940 Act, and are determined by the Adviser to present minimal credit risks. Investment in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investment in instruments with a lower quality or a longer term.

Cash Reserves and U.S. Treasury Reserves invest only in "first tier securities." To be a first tier security, a security must be rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an "NRSRO") assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Adviser.

Permitted Investments. Uninvested cash reserves may be held temporarily for each Fund pending investment. For more information regarding permitted investments and investment practices, see Appendix A -- Permitted Investments and Investment Practices on page 36. The Funds will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserve the right to do so.

Investment in Another Investment Company. Each of California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves may, in the future, seek its investment objectives by investing all of its investable assets in an open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as that Fund. This investment would be made only if a Fund's Trustees believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the assets of the Fund were to continue to be invested directly in portfolio securities. Prior shareholder approval would not be required, except for New York Tax Free Reserves.

Investment Restrictions. The Statements of Additional Information contain a list of specific investment restrictions which govern the investment policies of the Funds including a limitation that each Fund may borrow money from banks in an amount not to exceed 1/3 of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Except as otherwise indicated, the Funds' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Funds' securities will not be a violation of policy.

Brokerage Transactions. The primary consideration in placing the Funds' securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.


RISK CONSIDERATIONS

The risks of investing in each Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.


"Concentration" in Bank Obligations. Cash Reserves invests at least 25% of its assets, and may invest up to 100% of its assets, in bank obligations. This concentration policy is fundamental, and may not be changed without shareholder approval. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Non-U.S. Securities. Investors in Cash Reserves should be aware that investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of Portfolio assets and political or social instability. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Fund.

Non-diversified Status. Each of the Tax Free Funds is a non-diversified mutual fund. This means that these Funds are not subject to any statutory restrictions under the 1940 Act limiting the investment of their assets in one or relatively few issuers (although certain diversification requirements are imposed by the Internal Revenue Code). Since each of these Funds may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of shares of these Funds may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified mutual fund would be. Each Tax Free Fund also may invest 25% or more of its assets in securities the issuers of which are located in the same state or the interest on which is paid from revenues of similar type projects or that are otherwise related in such a way that a single economic, business or political development or change affecting one of the securities would also affect other securities. Investors should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

"Concentration" in Participation Interests. Each of the Tax Free Funds may invest more than 25% of its assets in Participation Interests in Municipal Obligations which are secured by bank letters of credit or guarantees. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit or guarantee. For additional information concerning variable rate instruments and Participation Interests, see Appendix A.

Investment Practices. Certain of the investment practices employed for the Funds may entail certain risks. See Appendix A -- Permitted Investments and Investment Practices on page 36.

Risks Affecting Investments in State Municipal Obligations. California Tax Free Reserves intends to invest a high proportion of its assets in California Municipal Obligations. Payment of interest and principal of these Municipal Obligations is dependent on the continuing ability of issuers in California and obligors of state, municipal and public authority debt obligations to meet their obligations. Investors in the Fund should consider the greater risks inherent in the Fund's concentration in these obligations when compared with the safety that comes with a less geographically concentrated investment portfolio.

Investors should be aware of special economic factors affecting California before investing in the Fund. While these factors are summarized below, a more detailed description is set forth in the Fund's Statement of Additional Information and the Appendix thereto (see "Investment Objectives, Policies and Restrictions -- Risk Factors Affecting Investment in California Municipal Obligations" in the Statement of Additional Information). The information below and in the Statement of Additional Information is a summary of certain information contained in official statements of issuers of California Municipal Obligations and does not purport to be complete. The Fund is not responsible for the accuracy or timeliness of this information.

The State of California and other issuers of California Municipal Obligations have experienced severe financial difficulties. From 1990-1993, the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in the defense/aerospace industries and military base closures and a major drop in real estate construction. In December, 1994, Orange County, California and its pooled investment funds filed for protection under the federal Bankruptcy Code. Orange County's financial difficulties could continue to adversely affect other issues and issuers of California Municipal Obligations. Since the start of 1994, California's economy has been recovering and growing steadily stronger, to the point where the State's economic growth is outpacing the rest of the nation. After having been downgraded in 1994 as the result of the financial difficulties of the State of California, the credit ratings of certain of the State's obligations have been upgraded by certain rating agencies. There can be no assurance that the State's economic growth will continue or that credit ratings on obligations of the State of California and other California Municipal Obligations will not be downgraded again. Many of the Fund's Municipal Obligations are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue.


"Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.


Connecticut Tax Free Reserves intends to invest a high proportion of its assets in Connecticut Municipal Obligations. Payment of interest and principal of these Municipal Obligations is dependent on the continuing ability of issuers in Connecticut and obligors of state, municipal and public authority debt obligations to meet their obligations. Investors in the Fund should consider the greater risks inherent in the Fund's concentration in these obligations when compared with the safety that comes with a less geographically concentrated investment portfolio.

Investors should be aware of special economic factors affecting Connecticut before investing in the Fund. While these factors are summarized below, a more detailed description is set forth in the Fund's Statement of Additional Information and the Appendix thereto (see "Investment Objectives, Policies and Restrictions -- Risk Factors Affecting Investment in Connecticut Municipal Obligations" in the Statement of Additional Information). The information below and in the Statement of Additional Information is a summary of certain information contained in official statements of issuers of Connecticut Municipal Obligations and does not purport to be complete. The Fund is not responsible for the accuracy or timeliness of this information.

As a result of recurring budgetary problems, certain rating agencies downgraded Connecticut's general obligation bonds in 1990 and 1991. Since that time, certain rating agencies have further downgraded certain of the State's obligations. There can be no assurance that credit ratings on Connecticut Municipal Obligations will not be downgraded again. Many of the Fund's Municipal Obligations are likely to be obligations of Connecticut governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue.

New York Tax Free Reserves intends to invest a high proportion of its assets in New York Municipal Obligations. Payment of interest and principal of these Municipal Obligations is dependent on the continuing ability of issuers in New York and obligors of state, municipal and public authority debt obligations to meet their obligations. Investors in the Fund should consider the greater risks inherent in the Fund's concentration in these obligations when compared with the safety that comes with a less geographically concentrated investment portfolio.

Investors should be aware of special economic factors affecting New York before investing in the Fund. While these factors are summarized below, a more detailed description is set forth in the Fund's Statement of Additional Information and the Appendix thereto (see "Investment Objectives, Policies and Restrictions -- Risk Factors Affecting Investment in New York Municipal Obligations" in the Statement of Additional Information). The information below and in the Statement of Additional Information is a summary of certain information contained in official statements of issuers of New York Municipal Obligations and does not purport to be complete. The Fund is not responsible for the accuracy or timeliness of this information.

New York State and other issuers of New York Municipal Obligations over the past several years have experienced financial difficulties, which caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Although the steady growth that has characterized the New York economy recently continued during the first half of 1997, there can be no assurance that it will continue or that credit ratings on obligations of New York State, New York City and other New York Municipal Obligations will not be downgraded again.

The Adviser believes that by maintaining each Tax Free Fund's investment portfolio in liquid, short-term high quality Municipal Obligations, including Participation Interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Funds are somewhat insulated from the credit risks that may exist for long-term Municipal Obligations, including Municipal Obligations of issuers in a single state.

Investors in California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves also should compare the yield available on a portfolio of single state issues with the yield of a more diversified portfolio including other state issues before making an investment decision. For a comparison of yields on Municipal Obligations and taxable securities, see Appendix C.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE: Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves do not invest directly in securities. Instead, these Funds invest all of their investable assets in their corresponding Portfolios, which are mutual funds having the same investment objectives and policies as the Funds. The Portfolios, in turn, buy, hold and sell securities in accordance with these objectives and policies. Of course, there can be no assurance that the Funds or the Portfolios will achieve their objectives.


The Trustees of each Fund believe that the aggregate per share expenses of that Fund and its corresponding Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by its Portfolio. Each Fund may withdraw its investment in its Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. If a Fund were to withdraw its investment in its Portfolio the Fund could either invest directly in securities in accordance with the investment policies described above or invest in another mutual fund or pooled investment vehicle having the same investment objectives and policies. If a Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.


Each Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify its corresponding Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a Fund to withdraw its investment in its Portfolio.


Certain investment restrictions of each Portfolio cannot be changed without approval by the investors in that Portfolio. These policies are described in the Statement of Additional Information. When a Fund is asked to vote on matters concerning its Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will hold a shareholder meeting and vote in accordance with shareholder instructions. Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in its Portfolio.

The Portfolios may sell interests to investors in addition to the Funds. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Funds. Therefore, the investment returns for all investors in funds investing in a Portfolio may not be the same. These differences in returns are also present in other mutual fund structures.


Information about other holders of interests in the Portfolios is available from the Funds' distributor, CFBDS (6 St. James Avenue, Boston, MA 02116, (617) 423-1679).


VALUATION OF SHARES


Net asset value per share of each Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is normally made once each day as of 3:00 p.m., Eastern time, for Cash Reserves, and 12:00 noon, Eastern time, for the other Funds by adding the market value of all securities and other assets of a Fund (including, where applicable, its interest in its Portfolio), then subtracting the liabilities charged to the Fund, and then dividing the result by the number of outstanding shares of the Fund. The amortized cost method of valuing portfolio securities is used in order to stabilize the net asset value of shares of each Fund at $1.00; however, there can be no assurance that a Fund's net asset value will always remain at $1.00 per share. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation. On days when the financial markets in which the Funds invest close early, each Fund's net asset value is determined as of the close of these markets if such time is earlier than the time at which the net asset value is normally calculated.

The amortized cost method involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of a security is higher or lower than the price the Fund would receive if the security were sold.


PURCHASES


Shares of the Funds are offered continuously and may be purchased on any Business Day without a sales load at the shares' net asset value (normally $1.00 per share) next determined after an order is transmitted to and accepted by the Distributor. Shares may be purchased either through a securities broker which has a sales agreement with the Distributor or through a bank or other financial institution which has an agency agreement with the Distributor. Shares of the Funds are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement concerning a
Fund). Each Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.


While there is no sales load imposed on shares of the Funds, the Distributor receives fees from each Fund pursuant to a Distribution Plan. See "Management -- Distribution Arrangements."

Each shareholder's account is established and maintained by his or her Shareholder Servicing Agent, which will be the shareholder of record of the Fund. Each Shareholder Servicing Agent may offer services to its customers such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs, and may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent.

Shareholder Servicing Agents will not transmit purchase orders to the Distributor until they have received the purchase price in federal or other immediately available funds. If Fund shares are purchased by check, there will be a delay (usually not longer than two business days) in transmitting the purchase order until the check is converted into federal funds.

From time to time the Distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other sources available to it. The Distributor may also make payments for marketing, promotional or related expenses to dealers who engage in marketing efforts on behalf of the Funds. The amounts of these payments will be determined by CFBDS in its sole discretion and may vary among different dealers.

EXCHANGES


Shares of each Fund may be exchanged for shares of certain other mutual funds managed or advised by Citibank that are made available by a shareholder's Shareholder Servicing Agent or service agent, as the case may be, or may be acquired through an exchange of shares of those funds.


Shareholders must place exchange orders through their Shareholder Servicing Agents, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received by the Distributor. See "Valuation of Shares." Shares of the Funds may be exchanged only after payment in federal funds for the shares has been made.


This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statements of Additional Information for further details. Before making any exchange, shareholders should contact their Shareholder Servicing Agents to obtain more information and prospectuses of the funds to be acquired through the exchange.


REDEMPTIONS

Fund shares may be redeemed at their net asset value (normally $1.00 per share) next determined after a redemption request in proper form is received by a shareholder's Shareholder Servicing Agent. Shares of each Fund may be redeemed without a sales charge. Shareholders may redeem shares of a Fund only by authorizing their Shareholder Servicing Agents to redeem such shares on their behalf through the Distributor.

Redemptions by Mail. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by a shareholder's Shareholder Servicing Agent) to their Shareholder Servicing Agents. Shareholders are responsible for ensuring that a request for redemption is in proper form.

Redemptions by Telephone. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Shareholder Servicing Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds and each Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for the shareholder's name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund or the Shareholder Servicing Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.


Payment of Redemptions. The proceeds of a redemption are paid in federal funds normally on the Business Day the redemption is effected, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, a Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value" in each Statement of Additional Information regarding the Funds' right to pay the redemption price in kind with securities (instead of cash).

Questions about redemption requirements should be referred to the shareholder's Shareholder Servicing Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.


NET INCOME AND DISTRIBUTIONS


The net income of each Fund is determined each Business Day (and on such other days as is necessary in order to comply with the 1940 Act). This determination is normally made once during each such day as of 3:00 p.m., Eastern time, for Cash Reserves and 12:00 noon, Eastern time, for the other Funds. All or substantially all of each Fund's net income of each Fund is declared as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased, and accrue dividends up to and including the day prior to redemption. Dividends are distributed monthly on or prior to the last Business Day of each month. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), dividends are distributed in the form of full and fractional additional shares of the applicable Fund at the rate of one share of the Fund for each one dollar of dividend income. On days when the financial markets in which the Funds invest close early, each Fund's net income is determined as of the close of these markets if such time is earlier than the time at which the net income is normally calculated.


Since the net income of each Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of each Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder's account.

Because of the short-term maturities of the portfolio investments of each Fund, the Funds do not expect to realize long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the Funds' shareholders annually after the close of each Fund's fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in "Tax Matters." Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each Fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the Fund's net asset value of $1.00 per share.


It is expected that each Fund will have a positive net income at the time of each determination thereof. If for any reason a Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the shareholder's account which represents the shareholder's share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the Fund.


MANAGEMENT


TRUSTEES AND OFFICERS: Each Fund and each Portfolio is supervised by a Board of Trustees. In each case, a majority of the Trustees are not affiliated with the Adviser. In addition, a majority of the disinterested Trustees of the Funds are different from a majority of the disinterested Trustees of their corresponding Portfolios. More information on the Trustees and officers of the Funds and the Portfolios appears under "Management" in the Statements of Additional Information.


INVESTMENT ADVISER: CITIBANK. Each Fund draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $88 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp.

Citibank manages the assets of each Fund pursuant to separate Investment Advisory Agreements. Subject to policies set by the Trustees, Citibank makes investment decisions for the Funds.


Advisory Fees. For its services under the Investment Advisory Agreements, the Adviser receives investment advisory fees, which are accrued daily and paid monthly, of 0.15% of Cash Reserves' and U.S. Treasury Reserves' average daily net assets and 0.20% of each Tax Free Fund's average daily net assets, in each case on an annualized basis for the Fund's then-current fiscal year. The Adviser has voluntarily agreed to waive a portion of its investment advisory fee.

For the fiscal year ended August 31, 1997, the investment advisory fees paid to Citibank, after waivers, were the following percentages of each Fund's average daily net assets for that fiscal year:

    Cash Reserves .................................................. 0.07%
    U.S. Treasury Reserves ......................................... 0.06%
    Tax Free Reserves .............................................. 0.12%
    California Tax Free Reserves ................................... 0.10%
    Connecticut Tax Free Reserves .................................. 0.09%
    New York Tax Free Reserves ......................................0.12%

Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds. Citibank believes that its services under the Investment Advisory Agreements and the activities performed by it or its affiliates as Shareholder Servicing Agents and sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Adviser, sub-administrator or a Shareholder Servicing Agent, the Funds or Portfolios would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

ADMINISTRATIVE SERVICES PLANS: The Funds and Portfolios have Administrative Services Plans which provide that the applicable Fund or Portfolio may obtain the services of an administrator, a transfer agent, a custodian, a fund accountant, and, in the case of the Funds, one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under each Fund's Administrative Services Plan, the total of the fees paid to each Fund's Administrator and Shareholder Servicing Agents and the distribution fee paid to the Distributor (other than any fee concerning electronic or other media advertising) may not exceed 0.70% of a Fund's average daily net assets (0.60% for each Tax Free Fund) on an annualized basis for the Fund's then-current fiscal year. Within this overall limitation, individual fees may vary. Under each Portfolio's Administrative Services Plan, fees paid to the Portfolio's Administrator may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. See "Administrators," "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant."

ADMINISTRATORS: CFBDS provides certain administrative services to the Funds, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, and Signature Financial Group (Cayman) Ltd. ("SFG") provides certain administrative services to Cash Reserves Portfolio, in each case under administrative services agreements. These administrative services include providing general office facilities, supervising the overall administration of the Funds and Portfolios, and providing persons satisfactory to the Boards of Trustees to serve as Trustees and officers of the Funds and Portfolios. These Trustees and officers may be directors, officers or employees of CFBDS, SFG or their affiliates.

For these services, the Administrators receive fees accrued daily and paid monthly of 0.35% of the average daily net assets of each Fund (0.25% for each Tax Free Fund) and 0.05% of the assets of each Portfolio, in each case on an annualized basis for the Fund's or the Portfolio's then-current fiscal year. However, each of the Administrators may voluntarily agree to waive a portion of the fees payable to it.

CFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc.


SUB-ADMINISTRATOR: Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Funds and Portfolios as from time to time are agreed upon by Citibank and CFBDS or SFG. Citibank's compensation as sub-administrator is paid by CFBDS or SFG.

SHAREHOLDER SERVICING AGENTS: The Funds have entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from each Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.

Some Shareholder Servicing Agents may impose certain conditions on their customers in addition to or different from those imposed by the Funds, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of a Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees.


TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent and dividend disbursing agent for each Fund. State Street acts as the custodian of each Fund's and each Portfolio's assets. Securities held for a Fund or Portfolio may be held by a sub-custodian bank approved by the Fund's or Portfolio's Trustees. State Street (or its affiliate State Street Canada, Inc.) also provides fund accounting services to the Funds and the Portfolios and calculates the daily net asset value for the Funds and the Portfolios.

DISTRIBUTION ARRANGEMENTS: CFBDS is the distributor of each Fund's shares and also serves as distributor for other mutual funds managed or advised by Citibank and as a Shareholder Servicing Agent for certain investors. CFBDS receives distribution fees from the Funds pursuant to Distribution Plans adopted in accordance with Rule 12b-1 under the 1940 Act. In those states where CFBDS is not a registered broker-dealer, shares of the Funds are sold through Signature Broker-Dealer Services, Inc., as dealer.

Under the Distribution Plans, the Funds pay the Distributor a fee at an annual rate not to exceed 0.10% of the average daily net assets of each Fund. However, the Distributor has agreed to waive a portion of these fees on a month-to-month basis. The Distribution Plans also permit the Funds to pay the Distributor an additional fee (not to exceed 0.10% of the average daily net assets of the applicable Fund) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of the shares. The Funds did not make any payments under this provision during their fiscal years ended August 31, 1997 and do not anticipate doing so during the current fiscal year.

The Distributor uses the distribution fees to offset each Fund's marketing costs, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors. In addition, the Distributor may use the distribution fees to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses. The Funds and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Distribution Plans and the purposes for which the expenditures were made.

During the period they are in effect, the Distribution Plans and related Distribution Agreements obligate the Funds to pay distribution fees to CFBDS as compensation for its distribution activities, not as reimbursement for specific expenses incurred. Thus, even if CFBDS's expenses exceed its distribution fees for any Fund, the Fund will not be obligated to pay more than those fees and, if CFBDS's expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund will pay the distribution fees to CFBDS until either its Distribution Plan or Distribution Agreement is terminated or not renewed. In that event, CFBDS's expenses in excess of distribution fees received or accrued through the termination date will be CFBDS's sole responsibility and not obligations of the Fund.


TAX MATTERS

This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

Each Fund intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes.

FEDERAL INCOME TAXES: With respect to Cash Reserves and U.S. Treasury Reserves, shareholders are required to pay federal income tax on any dividends and other distributions received. Generally, distributions from a Fund's net investment income and short-term capital gains will be taxed as ordinary income. Distributions from long-term net capital gains will be taxed as such regardless of how long the shares of a Fund have been held. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Distributions derived from interest on U.S. Government obligations may be exempt from certain state and local taxes.

With respect to Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves, each Fund expects that most of its net income will be attributable to interest on Municipal Obligations and as a result most of each Fund's dividends to shareholders will be excludable from shareholders' gross income. However, each Fund may invest from time to time in taxable securities, and certain Fund dividends may be subject to the federal alternative minimum tax. It is also possible, but not intended, that a Fund may realize short-term or long-term capital gains or losses. Generally, distributions from a Fund's short-term capital gains will be taxed as ordinary income, and distributions from long-term net capital gains will be taxed as such regardless of how long the shares of the Fund have been held. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares.

Fund dividends of tax-exempt income are taken into account in determining the amount of a shareholder's social security and railroad retirement benefits that may be subject to federal income tax. No deduction may be claimed for interest on indebtedness incurred or continued for the purpose of purchasing or carrying Fund shares. Investors who are, or who are related to, "substantial users" of facilities financed by private activity bonds should consult their tax advisers before buying Fund shares.

Early each year, each Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year.

The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. A Fund may be required to withhold (and pay over to the IRS for the shareholder's credit) 31% of certain distributions paid to shareholders who fail to provide this information or otherwise violate IRS regulations.


STATE AND LOCAL TAXES: Except as noted below, Fund dividends that are excludable from shareholders' gross income for federal income tax purposes may not necessarily be exempt from the income or other tax laws of any state or local taxing authority. Investors should consult their own tax advisers in this regard.

California Tax Free Reserves: Under existing California law, as long as at the end of each quarter of the Fund's fiscal year the Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's assets consists of California Municipal Obligations, shareholders of the Fund will be able to exclude from income, for California personal income tax purposes, dividends received from the Fund which are derived from income (less related expenses) from the California Municipal Obligations of the Fund. These dividends must be designated as such by the Fund by written notice to shareholders within 60 days after the close of that fiscal year.

The foregoing description is a general, abbreviated summary that relates solely to the taxation of shareholders subject to California personal income tax. Accordingly, potential investors, including, in particular, investors who may be subject to California corporate franchise tax or California corporate income tax, should consult with their own tax advisers.

Connecticut Tax Free Reserves: Under existing law, the Fund expects that shareholders will not be subject to the Connecticut personal income tax on exempt-interest dividends received from the Fund to the extent that such distributions are derived from interest on Connecticut Municipal Obligations. Capital-gain dividends derived from Connecticut Municipal Obligations other than obligations of U.S. territories or possessions and their political subdivisions are also free from this tax. Other distributions from the Fund, including exempt-interest dividends attributable to obligations of issuers in other states, other long-term capital gains and all short-term capital gains, will not be exempt from the Connecticut personal income tax. Moreover, distributions by the Fund derived from interest income, other than interest on Connecticut Municipal Obligations, that are treated as a preference item for federal income tax purposes may be subject to the net Connecticut minimum tax in the case of any shareholder subject to the Connecticut personal income tax and required to pay the federal alternative minimum tax.

New York Tax Free Reserves: To the extent that dividends received from the Fund are derived from interest on New York Municipal Obligations, the dividends will also be excluded from the gross income of individual shareholders who are New York residents for New York State and New York City personal income tax purposes. Dividends from the Fund are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions.

FOREIGN SHAREHOLDERS: Each Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

PERFORMANCE INFORMATION


Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield, tax equivalent yield, total rate of return or tax equivalent total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors.


Each Fund may provide its period and average annualized "total rates of return" and U.S. Treasury Reserves and each Tax Free Fund may also provide "tax equivalent total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a stated period and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. The "tax equivalent total rate of return" refers to the total rate of return that a fully taxable money market fund would have to generate in order to produce an after-tax total rate of return equivalent to that of a Fund. The use of a tax equivalent total rate of return allows investors to compare the total rates of return of a Fund, the dividends from which may be exempt from federal or state personal income taxes, with the total rates of return of funds the dividends from which are not tax exempt.

Each Fund may provide annualized "yield" and "effective yield" quotations, and U.S. Treasury Reserves and each Tax Free Fund may also provide "tax equivalent yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" refers to the yield that a fully taxable money market fund would have to generate in order to produce an after-tax yield equivalent to that of a Fund. The use of a tax equivalent yield allows investors to compare the yield of the Fund, the dividends from which may be exempt from federal or state personal income tax, with yields of funds the dividends from which are not tax exempt. A Fund may also provide yield, effective yield and tax equivalent yield quotations for longer periods.

Of course, any direct fees charged by a shareholder's Shareholder Servicing Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Funds.


GENERAL INFORMATION


ORGANIZATION: Cash Reserves and U.S. Treasury Reserves are diversified series of CitiFunds Trust III. Prior to January 2, 1998, Cash Reserves and U.S. Treasury Reserves were called Landmark Cash Reserves and Landmark U.S. Treasury Reserves, respectively, and CitiFunds Trust III was called Landmark Funds III. CitiFunds Trust III is a Massachusetts business trust which was organized on June 28, 1985; the Trust also is an open-end management investment company registered under the 1940 Act.


Under the 1940 Act, a diversified series or diversified investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.


Tax Free Reserves is a non-diversified, open-end management investment company which was organized as a Massachusetts business trust on June 21, 1985. The Fund is registered under the 1940 Act. Prior to January 2, 1998, the Fund was called Landmark Tax Free Reserves. The Fund is the successor to the business of The Landmark Funds Tax Free Reserves, Inc., which was incorporated in Maryland in 1983.

California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves are non-diversified series of CitiFunds Multi-State Tax Free Trust. CitiFunds Multi-State Tax Free Trust is a Massachusetts business trust which was organized on August 30, 1985. Prior to January 2, 1998, these Funds were called Landmark California Tax Free Reserves, Landmark Connecticut Tax Free Reserves and Landmark New York Tax Free Reserves, respectively, and CitiFunds Multi-State Tax Free Trust was called Landmark Multi-State Tax Free Funds. CitiFunds Multi-State Tax Free Trust is a non-diversified, open-end management investment company registered under the 1940 Act.


Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.


"CitiFunds" is a service mark of Citicorp.

Each Portfolio is a separate trust organized under the laws of the State of New York. The Declaration of Trust of each Portfolio provides that a Fund and other entities investing in a Portfolio are each liable for all obligations of that Portfolio. However, it is not expected that the liabilities of a Portfolio would ever exceed its assets.

VOTING AND OTHER RIGHTS: Each of CitiFunds Trust III, CitiFunds Multi-State Tax Free Trust and CitiFunds Tax Free Reserves may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares ofr each series have equal voting rights except that, in matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.


At any meeting of shareholders of a Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record.


As Massachusetts business trusts, the Trusts are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in a Fund's or Portfolio's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund.


CERTIFICATES: The Funds' Transfer Agent maintains a share register for shareholders of record, i.e., Shareholder Servicing Agents. Share certificates are not issued.


RETIREMENT PLANS: Investors in Cash Reserves and U.S. Treasury Reserves may be able to establish new accounts in these Funds under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Shareholder Servicing Agents and tax and retirement advisers.

EXPENSES: For the fiscal year ended August 31, 1997, total operating expenses of the Funds, after allocating to each applicable Fund its share of its Portfolio's expenses and after giving effect to fee waivers or reimbursements, were as follows: for Cash Reserves, 0.70% of the Fund's average daily net assets for that fiscal year; for U.S. Treasury Reserves, 0.70% of the Fund's average daily net assets for that fiscal year; and for each Tax Free Fund, 0.65% of each Fund's average daily net assets for that fiscal year. All fee waivers and reimbursements are voluntary and may be reduced or terminated at any time.


--------------------------------------------------------------------------------


The separate Statements of Additional Information dated the date hereof contain more detailed information about the Funds, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers, Adviser and Administrators, (iii) securities transactions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information and (vi) the determination of net asset value.

No person has been authorized to give any information or make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by rthe Funds or their distributor. This Prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not lawfully be made.

APPENDIX A

PERMITTED INVESTMENTS AND
INVESTMENT PRACTICES


Repurchase Agreements. Each Fund (other than U.S. Treasury Reserves) may enter into repurchase agreements. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

Treasury Receipts. Cash Reserves and U.S. Treasury Reserves may each invest in Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury.

Commercial Paper. Cash Reserves may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

Asset-Backed Securities. Cash Reserves may invest in asset-backed securities, which represent fractional interests in underlying pools of assets, such as car installment loans or credit card receivables. The rate of return on asset-backed securities may be affected by prepayment of the underlying loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 33 1/3% of the Fund's net assets.

In the event of the bankruptcy of the other party to a securities loan or a repurchase agreement, a Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent have increased or the value of the securities purchased have decreased, the Fund could experience a loss.

Private Placements and Illiquid Investments. Each Fund may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Additional Permitted Investments and Investment Practices for the Tax Free
Funds:

Municipal Bonds. Municipal bonds are debt obligations of states, cities, municipalities and municipal agencies and authorities which generally have a maturity at the time of issuance of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

In addition, certain kinds of private activity bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. IDBs are, in most cases, revenue bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many IDBs may not be readily marketable; however, the IDBs or the participation certificates in IDBs purchased by a Fund will have liquidity because they generally will be supported by demand features to "high quality" banks, insurance companies or other financial institutions.


Municipal Notes. There are four major varieties of state and municipal notes:
Tax and Revenue Anticipation Notes ("TRANs"); Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); and Bond Anticipation Notes ("BANs"). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Variable Rate Instruments and Participation Interests. Variable rate instruments provide for a periodic adjustment in the interest rate paid on the instrument and usually permit the holder to receive payment of principal and accrued interest upon a specified number of day's notice. Variable rate instruments in which a Fund may invest include participation interests in Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organization ("Participation Interests"). A variable rate instrument or a Participation Interest may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank, or an insurance policy of an insurance company. See "Stand-by Commitments." Purchase of a Participation Interest may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation. If interest rates rise or fall, the rates payable on variable rate instruments will generally be readjusted. As a result variable rate instruments do not offer the same opportunity for capital appreciation or loss as fixed rate instruments.

Stand-by Commitments. When a Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. A Fund also may acquire stand-by commitments from broker-dealers. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option with respect to a particular Municipal Obligation. Each Fund intends to acquire stand-by commitments solely to facilitate liquidity. Stand-by commitments are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable, and that the maturity of the underlying security will generally be different from that of the commitment.

"When-Issued" Securities. In order to ensure the availability of suitable securities, a Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the purchaser does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of a Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

APPENDIX B


RATINGS OF MUNICIPAL OBLIGATIONS*


The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch IBCA, Inc. represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
TWO HIGHEST LONG-TERM DEBT RATINGS:


Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Note: Those bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:


Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Symbols used are as follows:

MIG 1/VMIG 1 -- This designation denotes best quality. There is presently strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


----------
*As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
TWO HIGHEST SHORT-TERM DEBT RATINGS:

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year.


Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
TWO HIGHEST LONG-TERM DEBT RATINGS:

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.


AA -- An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:


A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


  -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

  -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


Note rating symbols and definitions are as follows:

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
TWO HIGHEST COMMERCIAL PAPER RATINGS:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
RATINGS OF TAX-EXEMPT DEMAND BONDS:


Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, Standard & Poor's rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").


DESCRIPTION OF FITCH IBCA, INC.'S
TWO HIGHEST INTERNATIONAL LONG-TERM CREDIT RATINGS:

When assigning ratings, Fitch IBCA considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any quarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.


Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as "AAA/F1+". The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

AAA -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Plus (+) or Minus (-): "+" or "-" may be appended to a rating of "AA" to denote relative status within the rating category.

DESCRIPTION OF FITCH IBCA, INC.'S
TWO HIGHEST INTERNATIONAL SHORT-TERM CREDIT RATINGS:

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1 -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" denote any exceptionally strong credit feature.

F-2 -- Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

APPENDIX C


TAXABLE EQUIVALENT YIELD TABLES

RATES FOR 1997 UNDER FEDERAL PERSONAL INCOME TAX LAW

The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields under 1997 federal personal income tax laws. SUCH YIELDS MAY DIFFER UNDER THE LAWS APPLICABLE TO SUBSEQUENT YEARS IF THE EFFECT OF ANY SUCH LAW IS TO CHANGE ANY TAX BRACKET OR THE AMOUNT OF TAXABLE INCOME WHICH IS APPLICABLE TO A TAX BRACKET. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for investors who file individual returns. While it is expected that a substantial portion of the dividends paid to shareholders of the Fund will be exempt from federal personal income taxes, portions of such dividends from time to time may be subject to federal income taxes.


                                FEDERAL TABLE

              TAXABLE INCOME*                                               FEDERAL TAX-EXEMPT YIELD
---------------------------------------------------------------------------------------------------------------------------------
                                             INCOME
                                              TAX
   SINGLE RETURN          JOINT RETURN      BRACKET    2.00%   2.50%   3.00%   3.50%   4.00%   4.50%  5.00%  5.50%  6.00%   6.50%
             BUT                   BUT
  OVER     NOT OVER     OVER     NOT OVER                                  EQUIVALENT TAXABLE YIELD


$      0   $ 24,650   $      0   $ 41,200    15.00%    2.35%   2.94%   3.53%   4.12%   4.71%   5.29%  5.88%  6.47%  7.06%   7.65%
$ 24,650   $ 59,750   $ 41,200   $ 99,600    28.00%    2.78%   3.47%   4.17%   4.86%   5.56%   6.25%  6.94%  7.64%  8.33%   9.03%
$ 59,750   $124,650   $ 99,600   $151,750    31.00%    2.90%   3.62%   4.35%   5.07%   5.80%   6.52%  7.25%  7.97%  8.70%   9.42%
$124,650   $271,050   $151,750   $271,050    36.00%    3.13%   3.91%   4.69%   5.47%   6.25%   7.03%  7.81%  8.59%  9.38%  10.16%
271,051               $271,051               39.60%    3.31%   4.14%   4.97%   5.79%   6.62%   7.45%  8.28%  9.11%  9.93%  10.76%

 *Net amount subject to federal income tax after deductions and exemptions.

CITIFUNDS CALIFORNIA TAX FREE RESERVES

RATES FOR 1997 UNDER FEDERAL AND CALIFORNIA PERSONAL INCOME TAX LAWS

The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields under 1997 federal and California personal income tax laws. SUCH YIELDS MAY DIFFER UNDER THE LAWS APPLICABLE TO SUBSEQUENT YEARS IF THE EFFECT OF ANY SUCH LAW IS TO CHANGE ANY TAX BRACKET OR THE AMOUNT OF TAXABLE INCOME WHICH IS APPLICABLE TO A TAX BRACKET. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for investors who file individual returns. While it is expected that a substantial portion of the dividends paid to shareholders of the Fund will be exempt from federal and California personal income taxes, portions of such dividends from time to time may be subject to federal income taxes and/or California personal income taxes.

                      FEDERAL AND CALIFORNIA STATE TABLE

              TAXABLE INCOME*                                                   TAX-EXEMPT YIELD
------------------------------------------------------------------------------------------------------------------------------------
                                             INCOME
                                               TAX
    SINGLE RETURN          JOINT RETURN      BRACKET**   2.00%   2.50%   3.00%   3.50%  4.00%  4.50%  5.00%   5.50%   6.00%   6.50%
               BUT                   BUT
   OVER     NOT OVER     OVER     NOT OVER                              EQUIVALENT TAXABLE YIELD

 $      0   $ 24,650                           17.81%    2.43%   3.04%   3.65%   4.26%  4.87%  5.48%  6.08%   6.69%   7.30%   7.91%
                       $      0   $ 41,200     17.36%    2.42%   3.03%   3.63%   4.24%  4.84%  5.45%  6.05%   6.66%   7.26%   7.87%
 $ 24,650   $ 59,750                           34.42%    3.05%   3.81%   4.57%   5.34%  6.10%  6.86%  7.62%   8.39%   9.15%   9.91%
                       $ 41,200   $ 99,600     34.03%    3.03%   3.79%   4.55%   5.31%  6.06%  6.82%  7.58%   8.34%   9.10%   9.85%
 $ 59,750   $124,650                           37.42%    3.20%   3.99%   4.79%   5.59%  6.39%  7.19%  7.99%   8.79%   9.59%  10.39%
                       $ 99,600   $151,750     37.42%    3.20%   3.99%   4.79%   5.59%  6.39%  7.19%  7.99%   8.79%   9.59%  10.39%
 $124,650   $271,050                           41.95%    3.45%   4.31%   5.17%   6.03%  6.89%  7.75%  8.61%   9.47%  10.34%  11.20%
                       $151,750   $271,050     41.95%    3.45%   4.31%   5.17%   6.03%  6.89%  7.75%  8.61%   9.47%  10.34%  11.20%
 $271,051              $271,051                45.22%    3.65%   4.56%   5.48%   6.39%  7.30%  8.21%  9.13%  10.04%  10.95%  11.87%

 *Net amount subject to federal and California personal income tax after deductions and exemptions.

**Effective combined federal and state tax bracket. State tax rate based on the average state rate for the federal tax bracket. Combined Federal and California rate assumes itemization of state tax deduction.

CITIFUNDS CONNECTICUT TAX FREE RESERVES

RATES FOR 1997 UNDER FEDERAL AND CONNECTICUT PERSONAL INCOME TAX LAWS

The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields under 1997 federal and Connecticut personal income tax laws. SUCH YIELDS MAY DIFFER UNDER THE LAWS APPLICABLE TO SUBSEQUENT YEARS IF THE EFFECT OF ANY SUCH LAW IS TO CHANGE ANY TAX BRACKET OR THE AMOUNT OF TAXABLE INCOME WHICH IS APPLICABLE TO A TAX BRACKET. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for investors who file individual returns. While it is expected that a substantial portion of the dividends paid to shareholders of the Fund will be exempt from federal and Connecticut personal income taxes, portions of such dividends from time to time may be subject to federal income taxes and/or Connecticut personal income taxes.

                        FEDERAL AND CONNECTICUT TABLE

              TAXABLE INCOME*                                                   TAX-EXEMPT YIELD
------------------------------------------------------------------------------------------------------------------------------------
                                               INCOME
                                                TAX
    SINGLE RETURN          JOINT RETURN      BRACKET**   2.00%   2.50%   3.00%   3.50%  4.00%  4.50%  5.00%  5.50%    6.00%   6.50%
               BUT                   BUT
   OVER     NOT OVER     OVER     NOT OVER                                  EQUIVALENT TAXABLE YIELD

 $      0   $ 24,650                           18.59%    2.46%   3.07%   3.69%   4.30%  4.91%  5.53%  6.14%  6.76%    7.37%   7.98%
                       $      0   $ 41,200     18.55%    2.46%   3.07%   3.68%   4.30%  4.91%  5.52%  6.14%  6.75%    7.37%   7.98%
 $ 24,650   $ 59,750   $ 41,200   $ 96,600     31.24%    2.91%   3.64%   4.36%   5.09%  5.82%  6.54%  7.27%  8.00%    8.73%   9.45%
 $ 59,750   $124,650   $ 99,600   $151,750     34.11%    3.04%   3.79%   4.55%   5.31%  6.07%  6.83%  7.59%  8.35%    9.11%   9.86%
 $124,650   $271,050   $151,750   $271,050     38.88%    3.27%   4.09%   4.91%   5.73%  6.54%  7.36%  8.18%  9.00%    9.82%  10.63%
 $271,051              $271,051                42.32%    3.47%   4.33%   5.20%   6.07%  6.93%  7.80%  8.67%  9.54%   10.40%  11.27%

 *Net amount subject to federal and Connecticut personal income tax after deductions and exemptions.

**Effective combined federal and state tax bracket. State tax rate based on the average state rate for the federal tax bracket. Combined Federal and Connecticut rate assumes itemization of state tax deduction.

CITIFUNDS NEW YORK TAX FREE RESERVES

RATES FOR 1997 UNDER FEDERAL AND NEW YORK PERSONAL INCOME TAX LAWS

The tables below show the approximate taxable bond yields which are equivalent to tax-exempt bond yields under 1997 federal and New York personal income tax laws. SUCH YIELDS MAY DIFFER UNDER THE LAWS APPLICABLE TO SUBSEQUENT YEARS IF THE EFFECT OF ANY SUCH LAW IS TO CHANGE ANY TAX BRACKET OR THE AMOUNT OF TAXABLE INCOME WHICH IS APPLICABLE TO A TAX BRACKET. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for investors who file individual returns. While it is expected that a substantial portion of the dividends paid to shareholders of the Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to federal income taxes and/or New York State and New York City personal income taxes.

                       FEDERAL AND NEW YORK STATE TABLE

              TAXABLE INCOME*                                                   TAX-EXEMPT YIELD
-----------------------------------------------------------------------------------------------------------------------------------
                                               INCOME
                                                TAX
    SINGLE RETURN          JOINT RETURN      BRACKET**   2.00%   2.50%   3.00%   3.50%  4.00%  4.50%  5.00%  5.50%    6.00%   6.50%
               BUT                   BUT
   OVER     NOT OVER     OVER     NOT OVER                              EQUIVALENT TAXABLE YIELD

 $      0   $ 24,650                           19.45%    2.48%   3.10%   3.72%   4.35%  4.97%  5.59%  6.21%  6.83%    7.45%   8.07%
                       $      0   $ 41,200     19.18%    2.47%   3.09%   3.71%   4.33%  4.95%  5.57%  6.19%  6.81%    7.42%   8.04%
 $ 24,650   $ 59,750                           32.93%    2.98%   3.73%   4.47%   5.22%  5.96%  6.71%  7.45%  8.20%    8.95%   9.69%
                       $ 41,200   $ 99,600     32.93%    2.98%   3.73%   4.47%   5.22%  5.96%  6.71%  7.45%  8.20%    8.95%   9.69%
 $ 59,750   $124,650                           35.73%    3.11%   3.89%   4.67%   5.45%  6.22%  7.00%  7.78%  8.56%    9.34%  10.11%
                       $ 99,600   $151,750     35.73%    3.11%   3.89%   4.67%   5.45%  6.22%  7.00%  7.78%  8.56%    9.34%  10.11%
 $124,650   $271,050   $151,750   $271,050     40.38%    3.35%   4.19%   5.03%   5.87%  6.71%  7.55%  8.39%  9.23%   10.06%  10.90%
 $271,051              $271,051                43.74%    3.55%   4.44%   5.33%   6.22%  7.11%  8.00%  8.89%  9.78%   10.66%  11.55%

 *Net amount subject to federal and New York personal income tax after deductions and exemptions.

**Effective combined federal and state tax bracket. State tax rate based on the average state rate for the federal income tax bracket and 1997 State Tax rates.

               FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE

              TAXABLE INCOME*                                               TAX-EXEMPT YIELD
------------------------------------------------------------------------------------------------------------------------------------
                                               INCOME
                                                TAX
    SINGLE RETURN          JOINT RETURN      BRACKET**   2.00%   2.50%   3.00%   3.50%  4.00%  4.50%  5.00%   5.50%   6.00%   6.50%
               BUT                   BUT
   OVER     NOT OVER     OVER     NOT OVER                                  EQUIVALENT TAXABLE YIELD

 $      0   $ 24,650                           22.71%    2.59%   3.23%   3.88%   4.53%  5.18%  5.82%  6.47%   7.12%   7.76%   8.41%
                       $      0   $ 41,200     22.41%    2.58%   3.22%   3.87%   4.51%  5.16%  5.80%  6.44%   7.09%   7.73%   8.38%
 $ 24,650   $ 59,750                           36.11%    3.13%   3.91%   4.70%   5.48%  6.26%  7.04%  7.83%   8.61%   9.39%  10.17%
                       $ 41,200   $ 99,600     36.11%    3.13%   3.91%   4.70%   5.48%  6.26%  7.04%  7.83%   8.61%   9.39%  10.17%
 $ 59,750   $124,650                           38.80%    3.27%   4.08%   4.90%   5.72%  6.54%  7.35%  8.17%   8.99%   9.80%  10.62%
                       $ 99,600   $151,750     38.80%    3.27%   4.08%   4.90%   5.72%  6.54%  7.35%  8.17%   8.99%   9.80%  10.62%
 $124,650   $271,050   $151,750   $271,050     43.24%    3.52%   4.40%   5.29%   6.17%  7.05%  7.93%  8.81%   9.69%  10.57%  11.45%
 $271,051              $271,051                46.43%    3.73%   4.67%   5.60%   6.53%  7.47%  8.40%  9.33%  10.27%  11.20%  12.13%

 *Net amount subject to federal and New York State personal income tax after deductions and exemptions.
**Effective combined federal, state, and city tax bracket. State tax rate based on the average rate for the federal income tax bracket and 1997 State tax rates including surcharges.

CFCP/RET 198                   [RECYCLE LOGO] Printed on recycled paper

                                                                  Statement of
                                                        Additional Information

                                                               January 2, 1998

CITIFUNDS(SM) NEW YORK TAX FREE RESERVES
(A member of the CitiFunds(SM) Family of Funds)

    CitiFunds(SM) New York Tax Free Reserves (the "Fund") is a separate series of CitiFunds(SM) Multi-State Tax Free Trust (the "Trust"). The address and telephone number of the Trust are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679.


    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE

1. The Fund ..............................................................   2
2. Investment Objectives, Policies and Restrictions ......................   2
3. Performance Information ...............................................   9
4. Determination of Net Asset Value ......................................  10
5. Management ............................................................  11
6. Portfolio Transactions ................................................  16


7. Description of Shares, Voting Rights and Liabilities ..................  16
8. Certain Additional Tax Matters ........................................  17


9. Independent Accountants and Financial Statements ......................  18
Appendix .................................................................  19


    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated January 2, 1998, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Fund's Distributor (see back cover for address and phone number).


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                 1.  THE FUND


    The Trust is a no-load, non-diversified, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985. Prior to January 2, 1998, the Trust was called Landmark Multi-State Tax Free Funds. Shares of the Trust are divided into three separate series, one of which, the Fund, is described in this Statement of Additional Information. Prior to January 2, 1998, the Fund was called Landmark New York Tax Free Reserves. References in this Statement of Additional Information to the Prospectus are to the Prospectus, dated January 2, 1998, of the Fund by which shares of the Fund are offered.


    The Fund is a type of mutual fund commonly referred to as a "triple tax-exempt money market fund." The net asset value of each of the Fund's shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See "Determination of Net Asset Value.")

    Citibank, N.A. ("Citibank" or the "Adviser") is the investment adviser to the Fund. The Adviser manages the investments of the Fund from day to day in accordance with the Fund's investment objectives and policies. The selection of investments for the Fund, and the way they are managed, depend on the conditions and trends in the economy and the financial marketplaces.


    CFBDS, Inc. ("CFBDS" or the "Administrator"), the administrator of the Trust, supervises the overall administration of the Trust. The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust. Shares of the Fund are continuously sold by CFBDS, the Fund's distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Although shares of the Fund are sold without a sales load, CFBDS may receive a fee from the Fund pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").


             2.  INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
                            INVESTMENT OBJECTIVES

    The investment objectives of the Fund are to provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity.

    The investment objectives of the Fund may not be changed without approval by the Fund's shareholders. Of course, there can be no assurance that the Fund will achieve its investment objectives.

                             INVESTMENT POLICIES

    The Fund seeks its investment objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions and by other qualifying issuers, the interest on which is exempt from federal income taxes, including participation interests in such obligations issued by banks, insurance companies or other financial institutions. (These securities, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations").

    Dividends paid by the Fund which are attributable to interest income on tax-exempt obligations of the State of New York and its political subdivisions, of Puerto Rico, other U.S. territories and their political subdivisions and of other qualifying issuers ("New York Municipal Obligations"), will be exempt from federal, New York State and New York City personal income taxes. The Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the interest income on which will be exempt from federal income tax but will be subject to New York State and New York City personal income taxes. In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

    Under normal circumstances, the Fund invests at least 65% of its assets in New York Municipal Obligations, although the exact amount of the Fund's assets invested in such securities varies from time to time. Although the Fund attempts to invest 100% of its assets in Municipal Obligations, the Fund may invest up to 20% of its total assets in securities the interest income on which is subject to federal, state and local income tax or the federal alternative minimum tax. The Fund may invest more than 25% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Instruments and Participation Interests" hereafter.) Uninvested cash reserves may be held temporarily for the Fund pending investment. The Fund's investments may include "when-issued" and "forward delivery" Municipal Obligations, stand-by commitments and taxable repurchase agreements.


    The Trust's Board of Trustees has determined that the term "high quality" means Municipal Obligations which at the time of purchase are rated within the AAA or AA categories by Standard & Poor's Ratings Group ("Standard & Poor's") or Fitch IBCA, Inc. ("Fitch") or within the Aaa or Aa categories by Moody's Investors Service, Inc. ("Moody's") in the case of bonds; MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1 or F-2 by Fitch in the case of notes; A-1+, A-1 or A-2 by Standard & Poor's or Prime-1, Prime-2 by Moody's or F-1 or F-2 by Fitch, in the case of tax-exempt commercial paper; or which are unrated but are determined to be of comparable quality by or on behalf of the Trust's Board of Trustees on the basis of a credit evaluation of the obligor or of the bank issuing a participation interest, letter of credit or guarantee, or insurance policy issued in support of the Municipal Obligations or participation interests. (See "Variable Rate Instruments and Participation Interests" below.) Such instruments may produce a lower yield than would be available from less highly rated instruments. The Trust's Board of Trustees has determined that Municipal Obligations which are backed by the full faith and credit of the U.S. Government will be considered to have a rating equivalent to Moody's Aaa. (See "Ratings of Municipal Obligations" in Appendix B to the Prospectus.)


    All of the Fund's investments mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, a letter of credit, guarantee or insurance policy or a right to tender or put the instrument, although the stated maturities may be in excess of 397 days. (See "Variable Rate Instruments and Participation Interests" below.)

    As a non-diversified investment company, the Fund is not subject to any statutory restrictions under the 1940 Act with respect to limiting the investment of its assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer (or related) to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities, other than U.S. Government securities, of one issuer (or related issuers).

    For a general discussion of Municipal Obligations and an explanation of the ratings of Municipal Obligations by Moody's, Standard & Poor's and Fitch, see Appendix A and B to the Fund's Prospectus. For a comparison of yields on such Municipal Obligations and taxable securities, see the "Taxable Equivalent Yield Tables" in Appendix C to the Prospectus.

    Except as stated below, the Fund's investment policies are not fundamental and may be changed by the Board of Trustees of the Trust without approval by the Fund's shareholders. As a fundamental policy, the Fund invests at least 80% of its assets, under normal circumstances, in:


        (1) Municipal bonds with remaining maturities of one year or less that are rated at the date of purchase within the Aaa or Aa categories by Moody's or within the AAA or AA categories by Standard & Poor's or F-1 or F-2 Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interests.

        (2) Municipal notes with remaining maturities of one year or less that are rated at the date of purchase MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or
    F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser. The principal kinds of municipal notes are tax and revenue anticipation notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal obligations of New York issuers.

        (3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by the Adviser. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.


    Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event will require sale of such Municipal Obligation by the Fund (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligations or other securities held by the Fund are altered due to changes in either the Moody's or Standard & Poor's ratings systems (see Appendix B to the Prospectus for an explanation of these rating systems), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government will be considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (i.e., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance policy or other comparable undertaking of an approved financial institution.

    The Fund may invest 25% or more of its assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS

    Variable rate instruments that the Fund may purchase are tax-exempt Municipal Obligations (including municipal notes and municipal commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

    The variable rate instruments in which the Fund's assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate instruments it will purchase in accordance with procedures prescribed by the Board of Trustees to minimize credit risks. An unrated variable rate instrument may be determined to meet the Fund's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality," no credit support from a bank or other financial institution will be necessary. Each unrated variable rate instrument will be evaluated on a quarterly basis to determine that it continues to meet the Fund's high quality criteria. If an instrument is ever deemed to be of less than high quality, the Fund either will sell it in the market or exercise the liquidity feature described below.

    Variable rate instruments in which the Fund may invest include participation interests in variable rate, tax-exempt Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation bears to the total principal amount of the Municipal Obligation and provides the liquidity feature. Each participation may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by or on behalf of the Board of Trustees of the Trust to meet the prescribed quality standards of the Fund. The Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund's participation in the security, plus accrued interest. The Fund intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation of 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million and 1 1/2% of the Fund's average net assets in excess of $100 million. The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held by the Fund, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although participation interests may be sold, the Fund intends to hold them until maturity, except under the circumstances stated above.

    In view of the "concentration" of the Fund in bank participation interests in Municipal Obligations secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

    Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have brought wide fluctuations in interest rates. When interest rates rise, the value of fixed income securities generally falls, and vice versa. While this is true for variable rate instruments generally, the variable rate nature of the underlying instruments should minimize these changes in value. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    Because of the variable rate nature of the instruments, when prevailing interest rates decline the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

    For purposes of determining whether a variable rate instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity.

"WHEN-ISSUED" SECURITIES

    New issues of certain Municipal Obligations frequently are offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days after the date of the Fund's commitment to purchase). Although the Fund will only make commitments to purchase "when-issued" or "forward delivery" Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Adviser.

    Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these Municipal Obligations and securities generally change in the same way, that is, both experience appreciation when interest rates decline and depreciation when interest rates rise. Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the "when-issued" or "forward delivery" commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

STAND-BY COMMITMENTS

    When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. The Fund also may acquire stand-by commitments from broker-dealers. Under the stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in the Fund's portfolio.

    The amount payable to the Fund upon the exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. The Fund values stand-by commitments at zero for purposes of computing the value of its net assets.

    The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised and the fact that the commitment is not marketable by the Fund and the maturity of the underlying security will generally be different from that of the commitment.

TAXABLE SECURITIES


    Although the Fund attempts to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax. Circumstances in which the Fund may invest in taxable securities include the following: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; (c) to maintain liquidity for the purpose of meeting anticipated redemptions; and (d) when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund's assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's,
A-1+, A-1 or A-2 by Standard & Poor's or F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. The Fund's assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.


REPURCHASE AGREEMENTS

    The Fund may invest assets in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian shall have possession of the collateral, which the Trust's Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund's total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

                      RISK FACTORS AFFECTING INVESTMENT
                      IN NEW YORK MUNICIPAL OBLIGATIONS

    The Fund intends to invest a high proportion of the its assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

    The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

    The Adviser believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including participation interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term New York Municipal Obligations.

    For further information concerning New York Municipal Obligations, see the Appendix to this Statement of Additional Information. The summary set forth above and in the Appendix is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

                           INVESTMENT RESTRICTIONS

    The Trust has adopted the following policies with respect to the Fund which may not be changed without approval by a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. The Fund will vote the shares held by its shareholders who do not give voting instructions in the same proportion as the shares of the Fund's shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of these matters.

    The Trust may not with respect to the Fund:

        (1) Make investments other than as described under "Investment Policies" above or any other form of federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Trustees and which is consistent with the Fund's investment objectives and policies.

        (2) Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Trust will not make any investments on behalf of the Fund. Interest paid on borrowings will reduce net income.

        (3) Pledge, hypothecate, mortgage or otherwise encumber the Fund's assets, except in an amount up to 15% of the value of the Fund's total assets and only to secure borrowings for temporary or emergency purposes.

        (4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Policies" above.

        (5) Underwrite the securities of other issuers, except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security of the Fund.

        (6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's total net assets.

        (7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Trust from investing in Municipal Obligations secured by real estate or interests in real estate.

        (8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Policies" above.

        (9) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

        (10) Invest more than 25% of the Fund's assets in the securities of "issuers" in any single industry, provided that the Trust may invest more than 25% of the Fund's assets in bank participation interests and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

        (11) Invest in securities of other investment companies, except the Trust may purchase on behalf of the Fund unit investment trust securities (i.e., securities issued by an investment company which (i) is organized under a trust indenture or contract of custodianship or similar instrument, (ii) does not have a board of directors, and (iii) issues only redeemable securities, each of which represents an undivided interest in a unit of specified securities) where such unit trusts meet the investment objectives and policies of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets. As of the date of this Statement of Additional Information, the Trust has no intention of investing in unit investment trust securities on behalf of the Fund.

    For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the acting government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a Letter of Credit, such a guarantee or Letter of Credit may, in accordance with applicable Securities and Exchange Commission ("SEC") rules, be considered a separate security and treated as an issue of such government, other entity or bank.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from the changes in the value of the portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of such policy.

                         3.  PERFORMANCE INFORMATION

    Any current yield quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of the Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

    Any tax equivalent yield quotation of the Fund is calculated as follows:
If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

    A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    Any tax equivalent total rate of return quotation of the Fund is calculated as follows: If the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of
(a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the total rate of return which is not tax-exempt.


    Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Fund for the periods indicated, at the beginning of which periods no sales charges were applicable to purchases of shares of the Fund.


                                                                                         REDEEMABLE VALUE
                                                                                        OF A HYPOTHETICAL
                                                                                        $1,000 INVESTMENT
                                                               ANNUALIZED TOTAL             AT THE END
PERIOD                                                          RATE OF RETURN            OF THE PERIOD


Ten years ended August 31, 1997                                     3.47%                   $1,406.65
Five years ended August 31, 1997                                    2.60%                    1,136.77
One year ended August 31, 1997                                      2.99%                    1,029.90

    The annualized yield of the Fund for the seven-day period ended August 31, 1997 was 2.87%. The effective compound annualized yield of the Fund for such period was 2.91%, and the annualized tax equivalent yield of the Fund for such period was 4.88% (assuming (i) a combined New York State, New York City and federal tax bracket of 46.43% and (ii) that 91.00% of the Fund's assets were invested in New York Municipal Obligations).


                     4.  DETERMINATION OF NET ASSET VALUE


    The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading. This determination is normally made once during each such day as of 12:00 noon, Eastern time, by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. On days when the financial markets in which the Fund invests close early, the Fund's net asset value is determined as of the close of these markets if such time is earlier than the time at which the net asset value is normally calculated. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, as described below, the Fund employs specific investment policies and procedures to accomplish this result.


    The securities held by the Fund are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the Fund to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the Board of Trustees of the Trust will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

    Pursuant to the rules of the SEC, the Trust's Board of Trustees has established procedures to stabilize the value of the Fund's net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1%, the Trust's Board of Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the Fund. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations. The Fund maintains a dollar-weighted average maturity of 90 days or less, does not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days, and limits its investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are determined by the Adviser to present minimal credit risks and comply with certain reporting and recordkeeping procedures. The Trust also has established procedures to ensure that securities purchased by it meet the high quality criteria described above in "Investment Policies."

    Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.


    The Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund for more than seven days during any period when
(a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.


                                5.  MANAGEMENT

    The Trustees and officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts.

TRUSTEES


ELLIOTT J. BERV; 54 -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June, 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June, 1991 to June, 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May, 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE; 46* -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN; 54 -- President and Director, Delta Financial, Inc. (since June,
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April, 1990); Director, Vantage Consulting Group, Inc. (since October, 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

RILEY C. GILLEY; 71 -- Vice President and General Counsel, Corporate Property Investors (November, 1988 to December, 1991); Partner, Breed, Abbott & Morgan (Attorneys) (Retired, December, 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 57 -- Professor, Babson College (since September, 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September, 1992 to September, 1993); Professor, Darden Graduate School of Business, University of Virginia (September, 1978 to September,
1993); Trustee, The Highland Family of Funds (since March, 1997). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 46 -- President, Global Research Associates, Inc. (Investment Research) (since August, 1990); Manager, Rockefeller & Co. (March, 1988 to July, 1990); Trustee, Mainstay Institutional Funds (since December, 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

C. OSCAR MORONG, JR.; 62 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February, 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January, 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III; 71 -- President, Benchmark Consulting Group (since 1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since
1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN; 63 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 77 -- Vice President - Investments, Sun Company (retired, April, 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

OFFICERS

PHILIP W. COOLIDGE; 46* -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc., and CFBDS.

CHRISTINE A. DRAPEAU; 27* -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc. (since January, 1996); Paralegal and Compliance Officer, various financial companies (July, 1992 to January, 1996); Graduate Student, Bentley College (prior to December, 1994).

JOHN R. ELDER; 49* -- Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since April, 1995); Treasurer, CFBDS (since April,
1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (1983 to March, 1995).

LINDA T. GIBSON; 32* -- Secretary of the Trust; Vice President, Signature Financial Group, Inc. (since May, 1992); Assistant Secretary, CFBDS (since October, 1992).

JOAN R. GULINELLO; 42* -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since October, 1993); Secretary, CFBDS (since October, 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October, 1993).

JAMES E. HOOLAHAN; 50* -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI; 33* -- Vice President, Assistant Treasurer and Assistant Secretary of the Trust; Vice President, Signature Financial Group (Cayman) Ltd. (since August, 1994); Fund Compliance Administrator, Concord Financial Group (November, 1990 to August, 1994). Her address is Suite 193, 12 Church St., Hamilton HM11, Bermuda.

MOLLY S. MUGLER; 46* -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

SHARON M. WHITSON; 49* -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signaure Financial Group, Inc.

JULIE J. WYETZNER; 38* -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.

    The Trustees and officers of the Trust also hold comparable positions with certain other funds for which CFBDS or an affiliate serves as the distributor or administrator.


                         TRUSTEES COMPENSATION TABLE

                                                                                        TOTAL COMPENSATION
                                                            AGGREGATE COMPENSATION          FROM TRUST
TRUSTEE                                                       FROM THE TRUST(1)           AND COMPLEX(2)

Elliott J. Berv ...........................................         3,956.97                 55,000.00
Philip W. Coolidge ........................................           0                         0
Mark T. Finn ..............................................         3,293.53                 52,000.00
Riley C. Gilley ...........................................         5,777.33                 50,000.00
Diana R. Harrington .......................................         8,062.06                 55,000.00
Susan B. Kerley ...........................................         8,062.06                 55,000.00
C. Oscar Morong, Jr. ......................................        10,230.26                 70,000.00
Walter E. Robb, III .......................................         3,819.96                 50,000.00
E. Kirby Warren ...........................................         6,144.63                 50,000.00
William S. Woods, Jr. .....................................         6,787.88                 50,000.00

------------
(1) For the fiscal year ended August 31, 1997.
(2) Information relates to the fiscal year ended August 31, 1997. Messrs. Berv, Coolidge, Finn, Gilley, Morong, Robb, Warren and Woods and Mses. Harrington and Kerley are trustees of 30, 51, 26, 28, 25, 24, 25, 27, 26 and 26 Funds, respectively, of the family of open-end registered investment companies advised or managed by Citibank.

    As of December 15, 1997, all Trustees and officers as a group owned less than 1% of the Fund's outstanding shares. As of the same date, more than 95% of the outstanding shares of the Fund were held of record by Citibank or an affiliate, as a Shareholder Servicing Agent of the Fund, for the accounts of their respective clients.


    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ADVISER

    Citibank manages the assets of the Trust pursuant to an investment advisory agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees of the Trust may determine, the Adviser manages the securities of the Fund and makes investment decisions for the Fund. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. The Advisory Agreement will continue in effect as long as its continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

    The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.


    The Prospectus contains a description of the fees payable to the Adviser for services under the Advisory Agreement. The Adviser has voluntarily agreed to waive a portion of the fees paid to it under the Advisory Agreement on a month-to-month basis. For the fiscal years ended August 31, 1995, 1996 and 1997, the fees paid to Citibank under the Advisory Agreement, after waivers, were $1,163,583, $1,041,646 and $1,144,036, respectively.

ADMINISTRATOR

    Pursuant to an Administrative Services Agreement (the "Administrative Services Agreement"), CFBDS provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. The Administrator provides persons satisfactory to the Board of Trustees of the Trust to serve as Trustees and officers of the Trust. Such Trustees and officers may be directors, officers or employees of CFBDS or its affiliates.


    The Prospectus contains a description of the fees payable to the Administrator under the Administrative Services Agreement.


    For the fiscal years ended August 31, 1995, 1996 and 1997, the fees paid to CFBDS from the Fund under the Administrative Services Agreement, after waivers, were $993,190, $1,539,536 and $1,711,547, respectively.

    By Agreement, the Trust acknowledges that the name "CitiFunds" is the property of Citicorp and provides that if CitiBank ceases to serve as the Adviser of the Trust, the Trust and the Fund will change their respective names so as to delete the word "CitiFunds." The Agreement with the Trust also provides that Citibank may permit other investment companies in addition to the Trust to use the word "CitiFunds" in their names.


    The Administrative Services Agreement with the Trust continues in effect if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Trust and, in either case, by a majority of the Trustees of the Trust who are not interested parties of the Trust or the Administrator. The Administrative Services Agreement with the Trust terminates automatically if it is assigned and may be terminated as to the Fund by the Trust without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Trust also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

    The Administrator has agreed to reimburse the Fund for its operating expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The expenses incurred by the Fund for distribution purposes pursuant to the Trust's Distribution Plan are included within such operating expenses only to the extent required by any state in which the Fund's shares are qualified for sale. The Trust may elect not to qualify the Fund's shares for sale in every state. The Trust believes that currently the most restrictive expense ratio limitation imposed by any state is 2 1/2% of the first $30 million of the Fund's average net assets for its then-current fiscal year, 2% of the next $70 million of such assets, and 1 1/ 2% of such assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Administrator. Subject to the obligation of the Administrator to reimburse the Fund for its excess expenses as described above, the Trust has, under its Administrative Services Agreement, confirmed its obligation for payment of all other expenses of the Fund.


    CFBDS is a wholly-owned subsidiary of Signature Financial Group, Inc.

    Pursuant to a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement"), Citibank performs such sub-administrative duties for the Trust as are from time to time agreed upon by Citibank and CFBDS. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Trust, participation in preparation of documents required for compliance by the Trust with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust, and other functions which would otherwise be performed by the Administrator as set forth above. For performing such sub-administrative services, Citibank receives such compensation as is from time to time agreed upon by CFBDS and Citibank, not in excess of the amount paid to the Administrator for its services under the Administrative Services Agreement. All such compensation is paid by CFBDS.


DISTRIBUTOR

    The Trust, on behalf of the Fund, has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Distribution Plan provides that the Trust shall pay a distribution fee to the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of shares of the
Fund). The Distributor may use all or any portion of such fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other distribution-related expenses.

    The Trust is also permitted to pay the Distributor an additional fee not to exceed 0.10% per annum of the Fund's average daily net assets in anticipation of, or as reimbursement for, print or electronic media advertising expenses incurred in connection with the sale of shares of the Fund. No payments under the Distribution Plan are made to Shareholder Servicing Agents although Shareholder Servicing Agents receive payments under the Administrative Services Plan referred to below.

    The Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust and the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated with respect to the Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amount of the Fund's permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Fund and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.


    As contemplated by the Distribution Plan, CFBDS acts as the agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). After the prospectus and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the prospectuses and periodic reports which are used in connection with the offering of shares of the Fund to prospective investors. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement. The Distributor has voluntarily agreed to waive a portion of the fees payable to it on a month-to-month basis. For the fiscal years ended August 31, 1995, 1996 and 1997, the fees paid to the Distributor from the Fund under the Distribution Agreement, after waivers, were $170,393, $382,233 and $470,746, respectively. From the commencement of operations through August 31, 1997, no portion of such fees was applicable to print or electronic media advertising.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has adopted an Administrative Services Plan (the "Administrative Plan") which provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund and the distribution fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. The Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Plan requires that the Trust provide to the Trust's Board of Trustees and the Trust's Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Plan. The Administrative Plan may be terminated at any time with respect to the Fund by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Fund and may not be materially amended in any case without a vote of the majority of both the Trust's Trustees and the Qualified Trustees.


    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent and a Transfer Agency and Service Agreement and a Custodian Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent and custodian and performs fund accounting services for the Trust. For additional information, including a description of fees paid to the Shareholder Servicing Agents under the Servicing Agreements, see "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant" in the Prospectus. For the fiscal years ended August 31, 1995, 1996 and 1997, the aggregate fees paid by the Fund to Shareholder Servicing Agents under the Administrative Services Plan, after waivers, were $1,757,184, $2,181,408 and $2,405,573, respectively.


                          6.  PORTFOLIO TRANSACTIONS

    The Fund's purchases and sales of its portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund does not anticipate paying brokerage commissions. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

    Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of investors in the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

    Investment decisions for the Fund will be made independently from those for any other account, series or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies, series or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies or series managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

    No portfolio transactions are executed with the Adviser, or with any affiliate of the Adviser, acting either as principal or as broker.

           7.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


    The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. Each share of the series represents an equal proportionate interest in the series with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series of shares, in which case the shares of each series would participate pro rata in the earnings, dividends and distribution of net assets of the particular series upon the liquidation or dissolution of the series. Shares of each series would be entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series could vote together in the election or selection of Trustees and accountants for the Fund.


    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to and has no current intention to hold annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which it is the holder of record. Shares have no preference, pre-emptive or conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares voting as a single class, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by a vote of the holders of a majority of the Trust's outstanding voting securities would be sufficient. The Trust may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or (ii) by the Trustees by written notice to the shareholders of the Trust. If not so terminated, the Trust will continue indefinitely.

    Share certificates will not be issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                      8.  CERTAIN ADDITIONAL TAX MATTERS


    The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and its tax-exempt income), and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of the Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes will generally be required to be paid by the Fund. If the Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.


    The portion of the Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Unless the Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.


    Because the Fund expects to earn primarily interest income, it is expected that no Fund distributions will qualify for the dividends received deduction for corporations.


             9.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

    Deloitte & Touche LLP are the independent certified public accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


    The audited financial statements of the Fund (Portfolio of Investments at August 31, 1997, Statement of Assets and Liabilities at August 31, 1997, Statement of Operations for the year ended August 31, 1997, Statement of Changes in Net Assets for each of the years ended August 31, 1997 and 1996, Financial Highlights for each of the years in the five-year period ended August 31, 1997, Notes to Financial Statements and Independent Auditors' Report), which are included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent accountants, as experts in accounting and auditing.


    A copy of the Annual Report accompanies this Statement of Additional Information.

                                                                      APPENDIX

                      ADDITIONAL INFORMATION CONCERNING
                        NEW YORK MUNICIPAL OBLIGATIONS


    The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers. CitiFunds New York Tax Free Reserves is not responsible for the accuracy or timeliness of this information.

NEW YORK STATE

    The factors affecting the State's financial condition are complex and the following description constitutes only a summary.

CURRENT ECONOMIC OUTLOOK

    The national economy grew strongly during the first half of 1997, with growth rates of 4.9 percent and 3.3 percent, respectively, in the first two quarters. Although some moderation is expected in the second half, the annual growth rate for 1997 is projected to match or exceed 3.6 percent. Due to the strong growth, the Federal Reserve Board ("FRB") is expected to increase short-term interest rates modestly in spite of a lack of evidence of significant inflationary pressure. Following the anticipated rise in interest rates, growth is expected to slow gradually during the first three quarters of 1998 before rebounding somewhat in the forth quarter.

    The State Financial Plan is based upon a July 1997 projection by the State Division of the Budget ("DOB") of national and State economic activity. DOB forecasts that national economic growth will be quite strong in the first half of calendar 1997, but will moderate considerably as the year progresses. The overall growth rate of the national economy for calendar year 1997 is expected to be practically indentical to the consensus forecast of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product for 1997 is projected to be 3.6 percent, with an anticipated decline in net exports and continued restraint in Federal spending more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to remain subdued at about 2.6 percent due to improved productivity and foreign competition. Personal income and wages are projected to increase by 6.0 perecent and 6.7 percent respectively.

    The steady growth that has characterized the New York economy recently continued during the first half of 1997. According to seasonally adjusted employment data from the State Labor Department, New York has added 54,400 private sector jobs since December 1996 and nearly 200,000 since December 1994. The service sector accounted for 43,800 of the 1997 increase, and trade added nearly 8,000. The unemployment rate was 6.4 percent in August 1997 and remains above the national rate. The Division of the Budget's forecast calls for employment to increase by 1.4 percent in 1997 and 1.1 percent in 1998. Personal income should increase about 6 percent in 1997.

1996-97 FISCAL YEAR

    The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

    The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 1997.

    General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

1997-98 FISCAL YEAR (EXECUTIVE BUDGET FORECAST)

    The Governor presented his 1997-98 Executive Budget to the Legislature on January 14, 1997. The Executive Budget also contains financial projections for the State's 1998-99 and 1999-2000 fiscal years, detailed estimates of receipts and an updated Capital Plan. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth herein.

    The 1997-98 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $32.88 billion, a decrease of $88 million from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $32.84 billion, a decrease of $56 million from spending totals projected for the current fiscal year. As compared to the 1996-97 State Financial Plan, the Executive Budget proposes a year-to-year decline in General Fund spending of 0.2 percent. State funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 1.2 percent. Spending from all Governmental Funds (excluding transfers) is proposed to increase by 2.2 percent from the fiscal year.

    The Executive Budget proposes $2.3 billion in actions to balance the 1997-98 Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1997-98 were projected to grow by approximately 4 percent. This increase would have resulted from growth in Medicaid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1996-97. General Fund receipts were projected to fall by roughly 3 percent. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1996-97 and implementation of previously enacted tax reduction programs.

    The Executive Budget proposes to close this gap primarily through a series of spending reductions and Medicaid cost containment measures, the use of a portion of the 1996-97 projected budget surplus, and other actions. The 1997-98 Financial Plan projects receipts of $32.88 billion and spending of $32.84 billion, allowing for a deposit of $24 million into the CRF and a year-ending CRF reserve of $65 million, and a required repayment of $15 million to the TSRF.

1995-96 FISCAL YEAR

    The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus as reported by DOB, of $445 million. Of that amount, $65 million was deposited into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities.

    The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. The General Fund closing balance does not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1996.

    General Fund receipts and transfers from other funds totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels.

1994-95 FISCAL YEAR

    The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

    General Fund receipts and transfers from other funds totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements and transfers to other funds totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent from the previous fiscal year.

    Rating Agencies Actions: On February 8, 1993, Fitch assigned its municipal bond rating of A+ to the State's general obligation bonds. Moody's assigned its municipal bond rating of A2 on February 10, 1997, and as of August 28, 1997, Standard & Poor's assigned its rating of A to the State's general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

PUBLIC AUTHORITIES

    The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities, meaning public benefit corporations created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of September 30, 1996, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $73.4 billion, only a portion of which constitutes State-supported or State related debt.

    There are numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities.

    In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements if local assistance payments are so diverted, the affected localities could seek additional State assistance.

    Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the Metropolitan Transportation Authority ("MTA") receives the bulk of this money in order to provide transit and commuter services.

METROPOLITAN TRANSPORTATION AUTHORITY

    The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend on operating support from the State, local governments and TBTA and, to the extent available, federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

    Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax-- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1997-98 State fiscal year, total State assistance to the MTA is projected to total approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

    State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board ("CPRB") approved the 1995-99 Capital Program, which supercedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

    There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

                                  LOCALITIES
THE CITY OF NEW YORK

    The fiscal health of the State may also be affected by the fiscal health of New York City ("the City"), which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

FISCAL OVERSIGHT

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period.

    Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

    Implementation of the Financial Plan is also dependent upon the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In order to help the City to avoid exceeding its State Constitutional general debt limit, the State created the New York City Transitional Finance Authority to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that if no action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

MONITORING AGENCIES

    The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and Financial Plan compliance by, the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. Copies of the most recent Control Board, OSDC and City Comptroller, and IBO staff reports are available by contacting the Control Board at 270 Broadway, 21st Floor, New York, NY, 10007, Attention: Executive Director; OSDC at 270 Broadway, 23nd Floor, New York, NY 10007, Attention: Deputy Comptroller; the City Comptroller at Municipal Building, Room 517, One Centre Street, New York, NY 10007, Attention: Deputy Comptroller, Finance; and the IBO at 110 William Street, 14th Floor, New York, NY 10038, Attention:
Director.

OTHER LOCALITIES

    Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

    Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

    Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

    Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities aid that was largely continued in 1997. Twenty-eight municipalities are scheduled to share more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97 percent increase in General Purpose State Aid.

    Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than New York City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

    From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

                                  LITIGATION
GENERAL

    The legal proceedings noted below involve State finances, and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 1997-98 fiscal year or thereafter.

    Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1997-98 Financial Plan. The State believes that the 1997-98 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 1997-98 fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 1997-98 Financial Plan resources available for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1997-98 Financial Plan. In its General Purpose Financial Statements, the State reports its estimated liability for awarded and anticipated unfavorable judgments. The General Purpose Financial Statements for the 1996-97 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $364 million, of which $134 million is expected to be paid during the 1997-98 fiscal year.

    Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1997-98 Financial Plan. The State believes that the proposed 1997-98 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 1997-98 fiscal year. These reserves include (but are not limited to) projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 1997-98 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 1997-98 Financial Plan.

                            STATE FINANCE POLICIES
INSURANCE LAW

    Proceedings have been brought by two groups of petitioners each challenging regulations promulgated by the Superintendent of Insurance establishing excess medical malpractice premium rates for the 1986-87 through 1995-96 and 1996-97 fiscal years, respectively (New York State Health Maintenance Organization Conference, Inc., et al. v. Muhl et al. ["HMO"], and New York State Conference of Blue Cross and Blue Shield Plans, et al. v. Muhl, et al. ["Blue Cross "I" and "II" "]., Supreme Court, Albany County). By Order filed January 22, 1997, the Court in Blue Cross I permitted the plaintiffs in HMO to intervene, and dismissed the challenges to the rates for the period prior to 1995-96. By decision dated July 24, 1997, the Court in Blue Cross I held that the determination made by the Superintendent in establishing the 1995-96 rate was arbitrary and capricious and directed that premiums paid pursuant to that determination should be returned to the payors.

TAX LAW

    In Matter of the Petition of Consolidated Rail Corporation v. Tax Appeals Tribunal (Appellate Division, Third Department, commenced December 22, 1995), petitioner rail freight corporation, which purchases diesel motor fuel out of State and imports the fuel into the State for use, distribution, storage or sale in the State, contends that the assessment of the petroleum business tax pursuant to Tax Law (S)301-a to such fuel purchases violates the Commerce Clause of the United States Constitution. Petitioner contends that the application of Section 301-a to the interstate transaction but not to purchasers who purchase fuel within the State for use, distribution, storage or sale within the State discriminates against interstate commerce.

    In New York Association of Convenience Stores et al. v. Urbach, et al., petitioners New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. seek to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes pursuant to Tax Law Articles 12-A, 20 and 28 on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternatively, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioner's motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay.

    On May 23, 1997, petitioners moved in Supreme Court, Albany County, for an order compelling the enforcement of the provisions of Articles 12-A, 20 and 28 as applicable to tobacco products and motor fuel sold to non-Indian consumers on Indian reservations by barring introduction of tobacco products and motor fuel onto Indian reservations other than for Indian consumption, or in the alternative, suspending, statewide, the collection of the Articles 12-A, 20 and 28 taxes respecting tobacco products and motor fuel.

                                STATE PROGRAMS

    Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al. v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

    In a consolidated action commenced in 1992, Medicaid recipients and home health care providers and organizations challenge promulgation by the State Department of Social Services ("DSS") in June 1992 of a home assessment resource review instrument ("HARRI"), which is to be used by DSS to determine eligibility for and the nature of home care services for Medicaid recipients, and challenge the policy of DSS of limiting reimbursable hours of service until a patient is assessed using the HARRI (Dowd, et al. v. Bane, Supreme Court, New York County).

    In several cases, plaintiffs seek retroactive claims for reimbursement for services provided to Medicaid recipients who were also eligible for Medicare during the period January 1, 1987 to June 2, 1992. Included are Matter of New York State Radiological Society v. Wing, Appel v. Wing, E.F.S. Medical Supplies v. Dowling, Kellogg v. Wing, Lifshitz v. Wing, New York State Podiatric Medical Association v. Wing and New York State Psychiatric Association v. Wing. These cases were commenced after the State's reimbursement methodology was held invalid in New York City Health and Hospital Corp. v. Perales. The State contends that these claims are time-barred.

    Several cases, including Port Jefferson Health Care Facility, et al. v. Wing, challenge the constitutionality of Public Health Law (S)2807-d, which imposes a gross receipts tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations.

OFFICE OF MENTAL HEALTH PATIENT-CARE COSTS

    Two actions, Balzi, et al. v. Surles, et al., commenced in November 1985 in the United States District Court for the Southern District of New York, and Brogan, et al. v. Sullivan, et al., commenced in May 1990 in the United States District Court for the Western District of New York, now consolidated, challenge the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities.

SHELTER ALLOWANCE

    In an action commenced in March 1987 against State and New York City officials (Jiggetts, et al. v. Bane, et al.), plaintiffs allege that the shelter allowance granted to recipients of public assistance is not adequate for proper housing.

EDUCATION LAW

    In New York State Association of Counties v. Pataki, et al., commenced May 29, 1996 (Supreme Court, Albany County), plaintiff seeks reimbursement from the State for certain costs incurred prior to the 1995-96 school year arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law. Chapter 642 of the Laws of 1996 provided that the 1996-97 preschool special education appropriation would be used first to pay all such prior year costs approved by the State Education Department as of July 1, 1996. Because the costs that were the subject of this lawsuit were paid, this case was adjourned on August 16, 1996.

CLEAN WATER/CLEAN AIR BOND ACT OF 1996

    In Robert L. Schulz et al. v. The New York State Executive et al. (Supreme Court, Albany County, commenced October 16, 1996), plaintiffs challenge the enactment of the Clean Water/Clean Air Bond Act of 1996 and its implementing legislation (1996 Laws of New York, Chapters 412 and 413). Plaintiffs claim, inter alia, that the Bond Act and its implementing legislation violate provisions of the State Constitution requiring that such debt be authorized by law for some single work or purpose distinctly specified therein and forbidding incorporation of other statutes by reference.

                             CIVIL RIGHTS CLAIMS

    In an October 8, 1997 decision, the United States District Court for the Southern District of New York issued an opinion in United States, et al. v. Yonkers Board of Education, et al., an action originally commenced in 1985. The Court found that the State is liable, and must help fund a remedy, for eliminating vestiges of segregation in the Yonkers School system. The State is in the process of filing an appeal of this decision.

    In a related matter, a separate claim against the State Urban Development Corporation ("UDC") is being made by plaintiffs who assert that the siting of UDC housing developments contributed to the patterns of segregation in the school district. The Court deferred judgment on this housing claim and subsequently ordered all parties to begin discussions for a consensual resolution of this matter.

                             REAL PROPERTY CLAIMS

    On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

    Several other actions involving Indian claims to land in upstate New York are also pending. Included are Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions but may enhance others.

                           CONTRACT AND TORT CLAIMS

    In Inter-Power of New York, Inc. v. State of New York, commenced November 16, 1994 in the Court of Claims, plaintiff alleges that by reason of the failure of the State's Department of Environmental Conservation to provide in a timely manner accurate and complete data, plaintiff was unable to complete by the projected completion date a cogeneration facility, and thereby suffered damages.

                         SHAREHOLDER SERVICING AGENTS


FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CLIENTS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT (800) 285-1701, or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer, Registered
Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City

CITIFUNDS(SM) NEW YORK TAX FREE RESERVES


TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge, President*

Elliott J. Berv

Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*
*Affiliated Person of Administrator and Distributor
-----------------------------------------------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR

CFBDS, Inc.

6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL

Bingham Dana LLP

150 Federal Street, Boston, MA 02110
-----------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside of Cover)

                                                                  Statement of
                                                        Additional Information
                                                               January 2, 1998

CITIFUNDS(SM) CONNECTICUT TAX FREE RESERVES
(A member of the CitiFunds(SM) Family of Funds)

    CitiFunds(SM) Connecticut Tax Free Reserves (the "Fund") is a separate series of CitiFunds(SM) Multi-State Tax Free Trust (the "Trust"). The address and telephone number of the Trust are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679.


    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----

1. The Fund ..............................................................   2
2. Investment Objectives, Policies and Restrictions ......................   2
3. Performance Information ...............................................  10
4. Determination of Net Asset Value ......................................  11
5. Management ............................................................  11
6. Portfolio Transactions ................................................  16
7. Description of Shares, Voting Rights and Liabilities ..................  17
8. Certain Additional Tax Matters ........................................  18
9. Independent Accountants and Financial Statements ......................  18
Appendix .................................................................  19

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated January 2, 1998, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Fund's Distributor (see back cover for address and phone number).


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                 1.  THE FUND


    The Trust is a no-load, non-diversified, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985. Prior to January 2, 1998, the Trust was called Landmark Multi-State Tax Free Funds. Shares of the Trust are divided into three separate series, one of which, the Fund, is described in this Statement of Additional Information. Prior to January 2, 1998, the Fund was called Landmark Connecticut Tax Free Reserves. References in this Statement of Additional Information to the Prospectus are to the Prospectus, dated January 2, 1998, of the Fund by which shares of the Fund are offered.


    The Fund is a type of mutual fund commonly referred to as a "double tax-exempt money market fund." The net asset value of each of the Fund's shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See "Determination of Net Asset Value.")

    Citibank, N.A. ("Citibank" or the "Adviser") is the investment adviser to the Fund. The Adviser manages the investments of the Fund from day to day in accordance with the Fund's investment objectives and policies. The selection of investments for the Fund, and the way they are managed, depend on the conditions and trends in the economy and the financial marketplaces.


    CFBDS, Inc. ("CFBDS" or the "Administrator"), the administrator of the Trust, supervises the overall administration of the Trust. The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust. Shares of the Fund are continuously sold by CFBDS, the Fund's distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Although shares of the Fund are sold without a sales load, CFBDS may receive a fee from the Fund pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").


             2.  INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
                            INVESTMENT OBJECTIVES

    The investment objectives of the Fund are to provide its shareholders with high levels of current income exempt from federal and Connecticut personal income taxes, preservation of capital and liquidity.

    The investment objectives of the Fund may not be changed without approval by the Fund's shareholders. Of course, there can be no assurance that the Fund will achieve its investment objectives.

                             INVESTMENT POLICIES

    The Fund seeks its investment objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of the State of Connecticut, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation interests in such obligations issued by banks, insurance companies or other financial institutions. (These securities, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations").

    Dividends paid by the Fund which are treated as exempt-interest dividends for federal income tax purposes, to the extent derived from interest income on tax-exempt obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, obligations of Puerto Rico, other U.S. territories and their political subdivisions and obligations of other qualifying issuers ("Connecticut Municipal Obligations"), will be exempt from federal and Connecticut personal income taxes. To the extent acceptable Connecticut Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the interest income on which will be exempt from federal income tax but will be subject to Connecticut personal income taxes.

    In determining the tax status of interest on Municipal Obligations and Connecticut Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

    Under normal circumstances, the Fund invests at least 65% of its assets in Connecticut Municipal Obligations, although the exact amount of the Fund's assets invested in such securities varies from time to time. Although the Fund attempts to invest 100% of its assets in Municipal Obligations, the Fund may invest up to 20% of its total assets in securities the interest income on which is subject to federal, state and local income tax or the federal alternative minimum tax. The Fund may invest more than 25% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Instruments and Participation Interests" hereafter.) Uninvested cash reserves may be held temporarily for the Fund pending investment. The Fund's investments may include "when-issued" or "forward delivery" Municipal Obligations, stand-by commitments and taxable repurchase agreements.


    The Trust's Board of Trustees has determined that the term "high quality" means Municipal Obligations which at the time of purchase are rated within the AAA or AA categories by Standard & Poor's Rating Group ("Standard & Poor's") or Fitch IBCA, Inc. ("Fitch") or within the Aaa or Aa categories by Moody's Investors Service, Inc. ("Moody's") in the case of bonds; MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1 or F-2 by Fitch in the case of notes; A-1+, A-1 or A-2 by Standard & Poor's or Prime-1, Prime-2 by Moody's or F-1 or F-2 by Fitch, in the case of tax-exempt commercial paper; or which are unrated but are determined to be of comparable quality by or on behalf of the Trust's Board of Trustees on the basis of a credit evaluation of the obligor or of the bank issuing a participation interest, letter of credit or guarantee, or insurance policy issued in support of the Municipal Obligations or participation interests. (See "Variable Rate Instruments and Participation Interests" below.) Such instruments may produce a lower yield than would be available from less highly rated instruments. The Trust's Board of Trustees has determined that Municipal Obligations which are backed by the full faith and credit of the U.S. Government will be considered to have a rating equivalent to Moody's Aaa. (See "Ratings of Municipal Obligations" in Appendix B to the Prospectus.)


    All of the Fund's investments mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, a letter of credit, guarantee or insurance policy or a right to tender or put the instrument, although the stated maturities may be in excess of 397 days. (See "Variable Rate Instruments and Participation Interests" below.)

    As a non-diversified investment company, the Fund is not subject to any statutory restrictions under the 1940 Act with respect to limiting the investment of its assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer (or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related businesses) to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than U.S. Government securities.

    For a general discussion of Municipal Obligations and an explanation of the ratings of Municipal Obligations by Moody's, Standard & Poor's and Fitch, see Appendix A and B to the Fund's Prospectus. For a comparison of yields on such Municipal Obligations and taxable securities, see the "Taxable Equivalent Yield Tables" in Appendix C to the Prospectus.

    Except as stated below, the Fund's investment policies are not fundamental and may be changed by the Board of Trustees of the Trust without approval by the Fund's shareholders. As a fundamental policy, the Fund invests at least 80% of its assets, under normal circumstances, in:

        (1) Municipal bonds with remaining maturities of 397 days or less that are rated at the date of purchase within the Aaa or Aa categories by Moody's or within the AAA or AA categories by Standard & Poor's or Fitch and present a minimal credit risk as determined by the Board of Trustees or the Adviser on its behalf or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interests.


        (2) Municipal notes with remaining maturities of 397 days or less that are rated at the date of purchase MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1 or F-2 by Fitch and present a minimal credit risk as determined by the Board of Trustees or the Adviser on its behalf or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser. The principal kinds of municipal notes are tax and revenue anticipation notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal obligations of Connecticut issuers.

        (3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1 or F-2 by Fitch and presents a minimal credit risk as determined by the Board of Trustees or the Adviser on its behalf or, if not rated by any of these rating agencies, is of comparable quality as determined by the Adviser. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.


    Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event will require sale of such Municipal Obligation by the Fund (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligations or other securities held by the Fund are altered due to changes in either the Moody's or Standard & Poor's rating systems (see Appendix B to the Prospectus for an explanation of these ratings systems), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government will be considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (i.e., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance policy or other comparable undertaking of an approved financial institution.

    The Fund may invest 25% or more of its assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS

    Variable rate instruments that the Fund may purchase are tax-exempt Municipal Obligations (including municipal notes and municipal commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

    The variable rate instruments in which the Fund's assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate instruments it will purchase in accordance with procedures prescribed by the Board of Trustees to minimize credit risks. An unrated variable rate instrument may be determined to meet the Fund's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality," no credit support from a bank or other financial institution will be necessary. Each unrated variable rate instrument will be evaluated on a quarterly basis to determine that it continues to meet the Fund's high quality criteria. If an instrument is ever deemed to be of less than high quality, the Fund either will sell it in the market or exercise the liquidity feature described below.

    Variable rate instruments in which the Fund may invest its assets may include participation interests in variable rate, Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation bears to the total principal amount of the Municipal Obligation and provides the liquidity feature. Each participation may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by or on behalf of the Board of Trustees of the Trust to meet the prescribed quality standards of the Fund. The Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund's participation in the security, plus accrued interest. The Fund intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation of 2 1/2 % of the first $30 million of the Fund's average net assets, 2% of the next $70 million and 1 1/2% of the Fund's average net assets in excess of $100 million. The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held by the Fund, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although participation interests may be sold, the Fund intends to hold them until maturity, except under the circumstances stated above.

    In view of the "concentration" of the Fund in bank participation interests in Municipal Obligations secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

    Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have brought wide fluctuations in interest rates. When interest rates rise, the value of fixed income securities generally falls, and vice versa. While this is true for variable rate instruments generally, the variable rate nature of the underlying instruments should minimize these changes in value. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    Because of the variable rate nature of the instruments, when prevailing interest rates decline the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

    For purposes of determining whether a variable rate instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument's next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. Government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. The maturity of a variable rate instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity.

"WHEN-ISSUED"  SECURITIES

    New issues of certain Municipal Obligations frequently are offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days after the date of the Fund's commitment to purchase). Although the Fund will only make commitments to purchase "when-issued" or "forward delivery" Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Adviser.

    Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these Municipal Obligations and securities generally change in the same way, that is, both experience appreciation when interest rates decline and depreciation when interest rates rise. Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the "when-issued" or "forward delivery" commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

STAND-BY COMMITMENTS

    When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. The Fund also may acquire stand-by commitments from broker-dealers. Under the stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in the Fund's portfolio.

    The amount payable to the Fund upon the exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. The Fund values stand-by commitments at zero for purposes of computing the value of its net assets.

    The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised and the fact that the commitment is not marketable by the Fund and the maturity of the underlying security will generally be different from that of the commitment.

TAXABLE SECURITIES


    Although the Fund attempts to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax. Circumstances in which the Fund may invest in taxable securities include the following: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; (c) to maintain liquidity for the purpose of meeting anticipated redemptions; and (d) when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund's assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. The Fund's assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.


REPURCHASE AGREEMENTS

    The Fund may invest assets in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian shall have possession of the collateral, which the Trust's Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund's total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

                      RISK FACTORS AFFECTING INVESTMENT
                     IN CONNECTICUT MUNICIPAL OBLIGATIONS

    The Fund intends to invest a high proportion of its assets in Connecticut Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. For information concerning Connecticut Municipal Obligations, see the Appendix to this Statement of Additional Information.

    The Adviser believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including participation interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term Connecticut Municipal Obligations.

    The summary set forth above and in the Appendix is included for the purpose of providing a general description of the State of Connecticut credit and financial conditions. This summary is based on information from statements of issuers of Connecticut Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

                           INVESTMENT RESTRICTIONS

    The Trust has adopted the following policies with respect to the Fund which may not be changed without approval by a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. The Fund will vote the shares held by its shareholders who do not give voting instructions in the same proportion as the shares of the Fund's shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of these matters.

    The Trust may not with respect to the Fund:

        (1) Make investments other than as described under "Investment Policies" above or any other form of federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Trustees and which is consistent with the Fund's investment objectives and policies (provided, however, that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund).

        (2) Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Trust will not make any investments on behalf of the Fund. Interest paid on borrowings will reduce net income.

        (3) Pledge, hypothecate, mortgage or otherwise encumber the Fund's assets, except in an amount up to 15% of the value of the Fund's total assets and only to secure borrowings for temporary or emergency purposes.

        (4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Policies" above.

        (5) Underwrite the securities of other issuers, except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security of the Fund (provided, however, that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund).

        (6) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Trust from investing in Municipal Obligations secured by real estate or interests in real estate.

        (7) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Policies" above.

        (8) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

        (9) Invest more than 25% of the Fund's assets in the securities of "issuers" in any single industry, provided that the Trust reserves the right to invest more than 25% of the Fund's assets in bank participation interests and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable Securities and Exchange Commission ("SEC") rules, be considered a separate security and could be treated as an issue of such government, other entity or bank.

        (10) Invest in securities of other investment companies, except the Trust may purchase on behalf of the Fund unit investment trust securities (i.e., securities issued by an investment company which (i) is organized under a trust indenture or contract of custodianship or similar instrument,
    (ii) does not have a board of directors, and (iii) issues only redeemable securities, each of which represents an undivided interest in a unit of specified securities) where such unit trusts meet the investment objectives and policies of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as the Fund. As of the date of this Statement of Additional Information, the Trust has no intention of investing in unit investment trust securities on behalf of the Fund.

        (11) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (2) above.

    For purposes of the investment restrictions described in (8) and (9) above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the acting government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a Letter of Credit, such a guarantee or Letter of Credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

    In addition, as a matter of non-fundamental policy, the Trust will not invest on behalf of the Fund in securities that are not readily marketable, such as fixed time deposits and repurchase agreements maturing in more than seven days, if such investments together with other illiquid securities held by the Fund exceed 10% of the Fund's total net assets.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from the changes in the value of the portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of such policy.

                         3.  PERFORMANCE INFORMATION

    Any current yield quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of the Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

    Any tax equivalent yield quotation of the Fund is calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

    A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    Any tax equivalent total rate of return quotation of the Fund is calculated as follows: If the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the total rate of return which is not tax-exempt.


    Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Fund for the periods indicated, at the beginning of which periods no sales charges were applicable to purchases of shares of the Fund.

                                                            REDEEMABLE VALUE
                                                            OF A HYPOTHETICAL
                                                            $1,000 INVESTMENT
                                       ANNUALIZED TOTAL        AT THE END
PERIOD                                  RATE OF RETURN        OF THE PERIOD
------                                 ----------------     -----------------
December 1, 1993 (commencement
  of operations) to August 31, 1997         3.07%               $1,120.20
One year ended August 31, 1997              2.95%               $1,029.53

    The annualized yield of the Fund for the seven-day period ended August 31, 1997 was 2.74%. The effective compound annualized yield of the Fund for such period was 2.78%, and the annualized tax equivalent yield of the Fund for such period was 3.75% (assuming (i) a combined Connecticut and federal tax bracket of 42.32% and (ii) that 79% of the Fund's assets were invested in Connecticut Municipal Obligations).


                     4.  DETERMINATION OF NET ASSET VALUE


    The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading. This determination is normally made once during each such day as of 12:00 noon, Eastern time, by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. On days when the financial markets in which the Fund invests close early, the Fund's net asset value is determined as of the close of these markets if such time is earlier than the time at which the net asset value is normally calculated. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, as described below, the Fund employs specific investment policies and procedures to accomplish this result.


    The securities held by the Fund are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the Fund to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the Board of Trustees of the Trust will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

    Pursuant to the rules of the SEC, the Trust's Board of Trustees has established procedures to stabilize the value of the Fund's net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1%, the Trust's Board of Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the Fund. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations. The Fund maintains a dollar-weighted average maturity of 90 days or less, does not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days, and limits its investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are determined by the Adviser to present minimal credit risks and comply with certain reporting and recordkeeping procedures. The Trust also has established procedures to ensure that securities purchased by it meet the high quality criteria described above in "Investment Policies."

    Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.


    The Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund for more than seven days during any period when
(a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.


                                5.  MANAGEMENT

    The Trustees and officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts.

TRUSTEES


    ELLIOTT J. BERV; 54 -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June, 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June, 1991 to June, 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May, 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE; 46* -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN; 54 -- President and Director, Delta Financial, Inc. (since June,
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April, 1990); Director, Vantage Consulting Group, Inc. (since October, 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

RILEY C. GILLEY; 71 -- Vice President and General Counsel, Corporate Property Investors (November, 1988 to December, 1991); Partner, Breed, Abbott & Morgan (Attorneys) (Retired, December, 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 57 -- Professor, Babson College (since September, 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September, 1992 to September, 1993); Professor, Darden Graduate School of Business, University of Virginia (September, 1978 to September, 1993); Trustee, The Highland Family of Funds (since March, 1997). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 46 -- President, Global Research Associates, Inc. (Investment Research) (since August, 1990); Manager Rockefeller & Co. (March, 1988 to July, 1990); Trustee, Mainstay Institutional Funds (since December, 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

C. OSCAR MORONG, JR.; 62 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February, 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January, 1993). His address is 1385 Outlook Drive
West, Mountainside, New Jersey.

WALTER E. ROBB, III; 71 -- President, Benchmark Consulting Group (since 1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN; 63 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 77 -- Vice President - Investments, Sun Company (retired, April, 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

OFFICERS

PHILIP W. COOLIDGE; 46* -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc., and CFBDS.

CHRISTINE A. DRAPEAU; 27* -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc. (since January,
1996); Paralegal and Compliance Officer, various financial companies (July, 1992 to January, 1996); Graduate Student, Bentley College (prior to December, 1994).

JOHN R. ELDER; 49* -- Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since April, 1995); Treasurer, CFBDS (since April,
1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (1983 to March, 1995).

LINDA T. GIBSON; 32* -- Secretary of the Trust; Vice President, Signature Financial Group, Inc. (since May, 1992); Assistant Secretary, CFBDS (since October, 1992).

JOAN R. GULINELLO; 42* -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since October, 1993); Secretary, CFBDS (since October, 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October, 1993).

JAMES E. HOOLAHAN; 50* -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Senior Vice President, Signature Financial Group, Inc.

MOLLY S. MUGLER; 46* -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

SHARON M. WHITSON; 49* -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc.

JULIE J. WYETZNER; 38* -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.

    The Trustees and officers of the Trust also hold comparable positions with certain other funds for which CFBDS or an affiliate serves as the distributor or administrator.

                         TRUSTEES COMPENSATION TABLE

                                 AGGREGATE           TOTAL COMPENSATION
                                COMPENSATION             FROM TRUST
TRUSTEE                      FROM THE TRUST(1)         AND COMPLEX(2)

Elliott J. Berv ...........      $1,476.51               $55,000.00
Philip W. Coolidge ........          0                       0
Mark T. Finn ..............       1,375.14                52,000.00
Riley C. Gilley ...........       1,712.99                50,000.00
Diana R. Harrington .......       2,027.87                55,000.00
Susan B. Kerley ...........       2,027.87                55,000.00
C. Oscar Morong, Jr .......       2,332.35                70,000.00
Walter E. Robb, III .......       1,454.13                50,000.00
E. Kirby Warren ...........       1,766.62                50,000.00
William S. Woods, Jr. .....       1,864.55                50,000.00

----------
(1) For the fiscal year ended August 31, 1997.
(2) Information relates to the fiscal year ended August 31, 1997. Messrs. Berv, Coolidge, Finn, Gilley, Morong, Robb, Warren and Woods and Mses. Harrington and Kerley are trustees of 30, 51, 26, 28, 25, 24, 25, 27, 26 and 26 Funds, respectively, of the family of open-end registered investment companies advised or managed by Citibank.

    As of December 15, 1997, all Trustees and officers as a group owned less than 1% of the Fund's outstanding shares. As of the same date, more than 95% of the outstanding shares of the Fund were held of record by Citibank, or an affiliate, as a Shareholder Servicing Agent of the Fund, for the accounts of their respective clients.


    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ADVISER

    Citibank manages the assets of the Trust pursuant to an investment advisory agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees of the Trust may determine, the Adviser manages the securities of the Fund and makes investment decisions for the Fund. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. The Advisory Agreement will continue in effect as long as its continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

    The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.


    The Prospectus contains a description of the fees payable to the Adviser for services under the Advisory Agreement. For the fiscal year ended August 31, 1995, all fees payable to Citibank under the Advisory Agreement were voluntarily waived. For the fiscal years ended August 31, 1996 and 1997, the fees paid to Citibank under the Advisory Agreement, after waivers, were $4,398 and $141,986, respectively.

ADMINISTRATOR

    Pursuant to an Administrative Services Agreement (the "Administrative Services Agreement"), CFBDS provides the Trust with general office facilities and CFBDS supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. The Administrator provides persons satisfactory to the Board of Trustees of the Trust to serve as Trustees and officers of the Trust. Such Trustees and officers may be directors, officers or employees of CFBDS or its affiliates.


    The Prospectus contains a description of the fees payable to the Administrator under the Administrative Services Agreement.


    For the fiscal year ended August 31, 1995, all fees payable to CFBDS under the Administrative services Agreement were voluntarily waived. For the fiscal years ended August 31, 1996 and 1997, the fees paid to CFBDS from the Fund under the Administrative Services Agreement, after waivers, were $117,484 and $234,859, respectively.

    By Agreement, the Trust acknowledges that the name "CitiFunds" is the property of Citicorp and provides that if Citibank ceases to serve as the Adviser of the Trust, the Trust and the Fund will change their respective names so as to delete the word "CitiFunds." The Agreement with the Trust also provides that Citibank may permit other investment companies in addition to the Trust to use the word "CitiFunds" in their names.


    The Administrative Services Agreement with the Trust continues in effect if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Trust and, in either case, by a majority of the Trustees of the Trust who are not interested parties of the Trust or the Administrator. The Administrative Services Agreement with the Trust terminates automatically if it is assigned and may be terminated as to the Fund by the Trust without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Trust also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

    The Administrator has agreed to reimburse the Fund for its operating expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The expenses incurred by the Fund for distribution purposes pursuant to the Trust's Distribution Plan are included within such operating expenses only to the extent required by any state in which the Fund's shares are qualified for sale. The Trust may elect not to qualify the Fund's shares for sale in every state. The Trust believes that currently the most restrictive expense ratio limitation imposed by any state is 2 1/2% of the first $30 million of the Fund's average net assets for its then-current fiscal year, 2% of the next $70 million of such assets, and 1 1/ 2% of such assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Administrator. Subject to the obligation of the Administrator to reimburse the Fund for its excess expenses as described above, the Trust has, under its Administrative Services Agreement, confirmed its obligation for payment of all other expenses of the Fund.


    CFBDS is a wholly-owned subsidiary of Signature Financial Group, Inc.

    Pursuant to a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement"), Citibank performs such sub-administrative duties for the Trust as are from time to time agreed upon by Citibank and CFBDS. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Trust, participation in preparation of documents required for compliance by the Trust with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust, and other functions which would otherwise be performed by the Administrator as set forth above. For performing such sub-administrative services, Citibank receives such compensation as is from time to time agreed upon by CFBDS and Citibank, not in excess of the amount paid to the Administrator for its services under the Administrative Services Agreement. All such compensation is paid by CFBDS.


DISTRIBUTOR

    The Trust, on behalf of the Fund, has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Distribution Plan provides that the Trust shall pay a distribution fee to the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund). The Distributor may use all or any portion of such fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other distribution-related expenses.

    The Trust is also permitted to pay the Distributor an additional fee not to exceed 0.10% per annum of the Fund's average daily net assets in anticipation of, or as reimbursement for, print or electronic media advertising expenses incurred in connection with the sale of shares of the Fund. No payments under the Distribution Plan will be made to Shareholder Servicing Agents although Shareholder Servicing Agents receive payments under the Administrative Services Plan referred to below.

    The Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust and the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated with respect to the Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amount of the Fund's permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Fund and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.


    As contemplated by the Distribution Plan, CFBDS acts as the agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). After the prospectus and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the prospectuses and periodic reports which are used in connection with the offering of shares of the Fund to prospective investors. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement. The Distributor has voluntarily agreed to waive a portion of the fees payable to it on a month-to-month basis. For the fiscal year ended August 31, 1997, the fee paid to the Distributor from the Fund under the Distribution Agreement, after waivers, was $1,483. For the fiscal years ended August 31, 1995 and 1996, all fees payable to the Distributor under the Distribution Agreement were voluntarily waived.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has adopted an Administrative Services Plan (the "Administrative Plan") which provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund and the distribution fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. The Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Plan requires that the Trust provide to the Trust's Board of Trustees and the Trust's Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Plan. The Administrative Plan may be terminated at any time with respect to the Fund by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Fund and may not be materially amended in any case without a vote of the majority of both the Trust's Trustees and the Qualified Trustees.


    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent and a Transfer Agency and Service Agreement and a Custodian Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent and custodian and performs fund accounting services for the Trust. For additional information, including a description of fees paid to the Shareholder Servicing Agents under the Servicing Agreements, see "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant" in the Prospectus. For the fiscal year ended August 31, 1995, the fees payable by the Fund to Shareholder Servicing Agents under the Administrative Services Plan were voluntarily waived. For the fiscal years ended August 31, 1996 and 1997, the aggregate fees paid by the Fund to Shareholder Servicing Agents under the Administrative Services Plan, after waivers, were $50,991 and $377,265, respectively.

                          6.  PORTFOLIO TRANSACTIONS


    The Fund's purchases and sales of its portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund does not anticipate paying brokerage commissions. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

    Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of investors in the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.


    Investment decisions for the Fund will be made independently from those for any other account, series or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies, series or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies or series managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

    No portfolio transactions are executed with the Adviser, or with any affiliate of the Adviser, acting either as principal or as broker.


           7.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


    The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. Each share of the series represents an equal proportionate interest in the series with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series of shares, in which case the shares of each series would participate pro rata in the earnings, dividends and distribution of net assets of the particular series upon the liquidation or dissolution of the series. Shares of each series would be entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series could vote together in the election or selection of Trustees and accountants for the Fund.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to and has no current intention to hold annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which it is the holder of record. Shares have no preference, pre-emptive or conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares voting as a single class, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by a vote of the holders of a majority of the Trust's outstanding voting securities would be sufficient. The Trust may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or (ii) by the Trustees by written notice to the shareholders of the Trust. If not so terminated, the Trust will continue indefinitely.

    Share certificates will not be issued.


    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                      8.  CERTAIN ADDITIONAL TAX MATTERS

    The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and its tax-exempt income), and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of the Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes will generally be required to be paid by the Fund. If the Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

    The portion of the Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Unless the Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

    Because the Fund expects to earn primarily interest income, it is expected that no Fund distributions will qualify for the dividends-received deduction for corporations.

             9. INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

    Deloitte & Touche LLP are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

    The audited financial statements of the Fund (Portfolio of Investments at August 31, 1997, Statement of Assets and Liabilities at August 31, 1997, Statement of Operations for the year ended August 31, 1997, Statement of Changes in Net Assets for the years ended August 31, 1997 and 1996 and Financial Highlights for each of the years in the three-year period ended August 31, 1997, and for the period from December 1, 1993 (commencement of operations) to August 31, 1994, Notes to Financial Statements and the Independent Auditors' Report), which are included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent accountants, are experts in accounting and auditing.

    A copy of the Annual Report accompanies this Statement of Additional Information.

                                                                      APPENDIX

                      ADDITIONAL INFORMATION CONCERNING
                      CONNECTICUT MUNICIPAL OBLIGATIONS

    The following information is a summary of special factors affecting investments in Connecticut Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by Connecticut (the "State") and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is based on information from statements relating to offerings of Connecticut bond issues. Landmark Connecticut Tax Free Reserves is not responsible for the accuracy or timeliness of this information.

CERTAIN ECONOMIC CONSIDERATIONS

    Connecticut's economy is diverse. Manufacturing employment in the State has been on a downward trend since the mid-1980s, while non-manufacturing employment has risen significantly. Manufacturing is diversified, with transportation equipment the dominant industry. Connecticut is a leading producer of aircraft engines and parts, submarines and helicopters. The largest employers in these industries are United Technologies Corporation, including its Pratt and Whitney Aircraft Division, with headquarters in East Hartford, and Sikorsky Aircraft Division in Stratford as well as General Dynamics Corporation's Electric Boat Division in Groton.


    Over the past ten years, Connecticut's manufacturing employment peaked in 1985 at over 408,000 workers. Since that year, employment in manufacturing has been on a downward trend, declining 30.1%, or a loss of 127,330 jobs by 1995 from 1985 levels. A number of factors, such as the overvalued dollar of the mid-1980s, heightened foreign competition, a sharp decrease in defense spending, and improved productivity played a significant role in affecting the overall level of manufacturing employment. In Connecticut, the rate of job loss in the manufacturing sector produced a decline of 1.31% from 1995 to 1996.

    Over the past several decades the non-manufacturing sector of the State's economy has risen in economic importance, from just over 50% of total State employment in 1950 to approximately 82% by 1995. This trend has decreased the State's dependence on manufacturing. The State's non-manufacturing sector expanded by 2.0% in 1996 as compared to 1995, 1.9% in 1995 as compared to 1994, and 1.4% in 1993 as compared to 1992, following three years of decline starting in 1990. During the 1990s, Connecticut's growth in non-manufacturing employment has lagged that of the New England region and the nation as a whole.


    The non-manufacturing sector is comprised of industries that typically provide a service. The four major industries in terms of employment are: trade; finance, insurance, and real estate; business and personal services; and government, which collectively comprise about 90% of employment in the non-manufacturing sector.


    After enjoying an extraordinary boom during the mid-1980s, Connecticut, as well as the rest of the Northeast, experienced an economic slowdown before the onset of the national recession in the latter half of 1990. Reflecting the downturn, the unemployment rate in the State rose from a low of 3% in 1988 to just above the national average of 7.4% during 1992. Since 1992, the unemployment rate has declined annually to a rate of 5.7% for 1996 and 5.1% for the first half of 1997.


FISCAL CONDITION IN RECENT YEARS


    The State finances most of its operations through its General Fund. The major components of General Fund revenues are State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous fees, receipts, transfers and unrestricted federal grants account for most of the other General Fund revenue. A cumulative budgetary- basis deficit in the General Fund as of June 30, 1991 in the amount of $965,711,525 was funded by the issuance of General Obligation Economic Recovery Notes. Economic recovery notes outstanding at August 1, 1997 were $157.0 million. For the fiscal years ended June 30, 1992, 1993, 1994, 1995 and 1996, the operating surpluses of the General Fund were $110.2, $113.5, $19.7, $80.5 and $250.0 million, respectively. For the fiscal year ended June 30, 1997, the operating surplus is expected to be $41.2 million.

    The adopted budget for 1997-98 anticipates General Fund revenues of $9,342.4 million and General Fund expenditures of $9,342.2 million.

    Beginning with the income year commencing on or after January 1, 1991, the State imposed a personal income tax on the income of residents of the State (including resident trusts and estates), part-year residents and certain non-residents who have taxable income derived from or connected with sources within Connecticut. Depending on federal income tax filing status and Connecticut adjusted gross income, personal exemptions ranging from $12,000 to $24,000 are available to taxpayers. In addition, tax credits ranging from 1% to 75% of a taxpayer's Connecticut tax liability are also available depending upon federal income tax filing status and Connecticut adjusted gross income. Such exemptions and tax credits are phased out at certain higher income levels. Neither the personal exemption nor the tax credit described above is available to a trust or an estate. Legislation enacted in 1995 effects a graduated rate structure for personal income tax beginning in tax year 1996. Under this revised structure, the top rate will remain at 4.5% with a rate of 3% on the first $4,500 of taxable income for joint filers and the first $2,250 for single filers. For tax year 1997, the 3% rate will be expanded to the first $9,000 of taxable income for joint filers and the first $4,500 for single filers. Legislation enacted during the 1997 session expands the amount of taxable income subject to the lower 3% rate. By tax year 1999, the first $20,000 of taxable income for a joint filer and the first $10,000 of taxable income for a single filer will be taxed at the 3% rate. In addition, the maximum $100 income tax credit for property taxes will be expanded to a maximum of $285 per filer. Beginning with tax year 1993, tax payers are also subject to a Connecticut minimum tax based on their liability, if any, for payment of the federal alternative minimum tax.

    The Sales Tax is imposed, subject to certain limitations, on the gross receipts from certain transactions within the State of persons engaged in business in the State, including (a) sales at retail of tangible personal property, (b) the rendering of certain services, (c) the leasing or rental of tangible personal property, (d) the producing, fabricating, processing, printing, or imprinting of tangible personal property to special order or serving of food, meals, or drinks, and (f) the transfer of occupancy of hotel or lodging house rooms for a period not exceeding thirty consecutive calendar days. The Use Tax is imposed on the consideration paid for certain services or purchases or rentals of tangible personal property used within the State pursuant to a transaction not subject to the Sales Tax. A separate rate of 12% is charged on the occupancy of hotel rooms. Effective October 1, 1991, the tax rate for the Sales and Use Taxes was reduced from eight percent to six percent. Various exemptions from the Sales and Use Taxes are provided, based on the nature, use or price of the property or services involved or the identity of the purchaser. Tax returns and accompanying payments with respect to revenues from these taxes are generally due monthly on or before the last day of the month next succeeding the taxable month.

    The Corporation Business Tax provides for three methods of computation. The taxpayer's liability is the greatest amount computed under any of the three methods.


    The first method of computation is a tax measured by the net income of a taxpayer (the "Income-Base Tax"). Net income, except as applied to insurance companies, means federal gross income with limited variations less certain deductions, most of which correspond to the deductions allowed under the Internal Revenue Code of 1986, as amended from time to time. In the case of life insurance companies subject to the Corporation Business Tax, net income means life insurance company taxable income, as determined for federal income tax purposes, with certain adjustments. Currently, the Income-Base Tax is levied at the rate of ten and three quarters percent. As part of the State's overall economic development plan to encourage companies to locate and expand in Connecticut, Public Act 93-74 institutes a phase down in the corporation tax rate while Public Act 95-160 further reduces the rate so that by the income year commencing on or after January 1, 2000 the corporate rate will be 7.5%. The second method of computing the Corporation Business Tax, from which domestic insurance companies are exempted, is an alternative tax on capital. This alternative tax is determined either as a specific maximum dollar amount or at a flat rate on a defined base, usually related in whole or part to its capital stock and balance sheet surplus, profit and deficit. The third method of computing the Corporation Business Tax is the minimum tax which is $250. Corporations must compute their tax under all three methods and pay the tax under the highest computation.

    In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a certain percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

    By statute, no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly except as shall not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness (excluding short-term and certain other indebtedness) which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective. As a result, the State had a debt incurring margin as of October 15, 1996 of $1,785,115,346.

ADDITIONAL CONSIDERATIONS

    The classification of Landmark Connecticut Tax Free Reserves under the Investment Company Act of 1940 as a "non-diversified" investment company allows it to invest more than 5% of its assets in the securities of any issuer, subject to satisfaction of certain tax requirements. Because of the relatively small number of issuers of Connecticut obligations, the Fund is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of Municipal Obligations. Therefore, the Fund would be more susceptible than a diversified fund to any single adverse economic or political occurrence or development affecting Connecticut issuers. The Fund will also be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines. It is also possible that there will not be sufficient availability of suitable Connecticut tax-exempt obligations for the Fund to achieve its objective of providing income exempt from Connecticut taxes.

    Landmark Connecticut Tax Free Reserves may invest 25% or more of its assets in Connecticut Municipal Obligations of the same type, including, without limitation, the following: general obligations of the State of Connecticut and its political subdivisions; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, steel companies, life care facilities or other purposes. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers.


    Connecticut Municipal Obligations also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Connecticut State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations. The economy of Puerto Rico is dominated by the manufacturing and service sectors (including finance and tourism). Investments in fixed capital, including public infrastructure, private development and construction, and purchases of equipment and machinery, increased significantly during 1996 and accounted for approximately 24.9% of Puerto Rico's gross domestic product. The economy of Puerto Rico expanded significantly from 1986 through 1990, with yearly increases in gross domestic product ranging from 4.4% for 1988 to 2.5% for 1990. Gross domestic product increased moderately for the following two years, at yearly rates of 0.9% for 1991 and 0.8% for 1992. Between 1993 and 1996, Puerto Rico experienced more significant yearly increases in gross domestic product, ranging from 2.5% in 1994 to 3.4% in 1995. However, the Puerto Rico Planning Board anticipates more moderate growth for the Puerto Rican economy for the next two years, with annual increases in the gross domestic product forecast at 2.8% for 1996 and 2.7% for 1997. Projected growth rates for 1996 and 1997 take into account local sector trends as well as external factors, including projected growth rates for the U.S. economy and fiscal policy outlooks for the U.S. federal government. Although the Puerto Rico unemployment rate has declined substantially since 1983, the unemployment rate for 1996 was approximately 13.8%.


RECENT RATINGS OF CERTAIN GENERAL OBLIGATION BONDS


    Moody's, Standard & Poor's and Fitch assigned their municipal bond ratings of Aa3, AA- and AA, respectively, to the outstanding general obligation bonds of the State. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.


LITIGATION

    The State, its officers and employees are defendants in numerous lawsuits. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. The Attorney General's Office has reviewed the status of pending lawsuits and reports that it is the opinion of the Attorney General that such pending litigation will not be finally determined so as to result individually or in the aggregate in a final judgment against the State which would materially adversely affect its financial position, except that in the cases described below the fiscal impact of an adverse decision might be significant but is not determinable at this time. The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

    Connecticut Criminal Defense Lawyers Association v. Forst is an action brought in 1989 in Federal District Court alleging a pervasive campaign by the State and various State Police officials of illegal electronic surveillance, wiretapping and bugging for a number of years at Connecticut State Police facilities. The plaintiffs seek compensatory damages, punitive damages, as well as other damages and costs and attorneys fees, as well as temporary and permanent injunctive relief. In November 1991, the court issued an order which will allow the plaintiffs to represent a class of all persons who participated in wire or oral communications to, from, or within State Police facilities between January 1, 1974 and November 9, 1989 and whose communications were intercepted, recorded and/or used by the defendants in violation of the law. This class includes a sub-class of the Connecticut State Police Union, current and former Connecticut State Police officers who are not defendants in this or any consolidated case, and other persons acting on behalf of the State Police who participated in oral or wire communications to, from or within State Police facilities between such dates.


    Sheff v. O'Neill is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also sought injunctive relief against state officials to provide them with an "integrated education." On April 12, 1995, the Superior Court entered judgment for the State. On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter. The 1997 General Assembly enacted P.A. 97-290, An Act Enhancing Educational Opportunities, in response to the Supreme Court decision.


    The Connecticut Traumatic Brain Injury Association, Inc. v. Hogan is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich, Fairfield Hills or Connecticut Valley Hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff class members be transferred to community residential settings with appropriate support services. This case has been settled as to all persons with mental retardation by their eventual discharge from Norwich and Fairfield Hills Hospital. The case is still proceeding as to those persons with traumatic brain injury.


    Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership of land in issue. Some of these suits have been settled or dismissed. The plaintiff group in the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumball, Orange, Shelton and Seymour.

SHAREHOLDER SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CLIENTS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701
or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200,
(212) 736-8170 in New York City

CITIFUNDS(SM) CONNECTICUT TAX FREE RESERVES

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge, President*
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley

Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

----------------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

----------------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside of Cover)

                                     PART C


Item 24.  Financial Statements and Exhibits.
         (a)      Financial Statements Included in Part A:
                  LANDMARK NEW YORK TAX FREE RESERVES
                  Condensed Financial Information - Financial Highlights for
                     each of the years in the ten-year period ended August 31, 1997.

                  LANDMARK CONNECTICUT TAX FREE RESERVES
                  Condensed Financial Information - Financial Highlights for the
                     period from December 1, 1993 (commencement of operations) to August 31, 1994 and for the years ended August 31, 1995, August 31, 1996, and August 31, 1997.

                  Financial Statements Included in Part B:
                  LANDMARK NEW YORK TAX-FREE RESERVES
                  Portfolio of Investments at August 31, 1997*
                  Statement of Assets and Liabilities at August 31, 1997* Statement of Operations for the fiscal year ended August
                    31, 1997*
                  Statement of Changes in Net Assets for the years ended August
                    31, 1997 and August 31, 1996*
                  Financial Highlights for each of the years in the five-year period ended August 31, 1997*

                  LANDMARK CONNECTICUT TAX-FREE RESERVES
                  Portfolio of Investments at August 31, 1997*
                  Statement of Assets and Liabilities at August 31, 1997* Statement of Operations for the fiscal year ended August
                    31, 1997*
                  Statement of Changes in Net Assets for the years ended August
                    31, 1997 and August 31, 1996*
                  Financial Highlights for the period from December 1, 1993
                    (commencement of operations) to August 31, 1994 and for the years ended August 31, 1995, August 31, 1996, and August 31, 1997*
------------------
 *Incorporated by reference to the Registrant's Annual Reports to Shareholders of Landmark New York Tax Free Reserves and Landmark Connecticut Tax Free Reserves for the fiscal year ended August 31, 1997, filed with the Securities and Exchange Commission on the EDGAR system on October 28, 1997 (Accession Number 0000775613-97-000007).


         (b)      Exhibits


                 *1(a)           Declaration of Trust of the Registrant
                 *1(b)           Amendments to Declaration of Trust of the
                                 Registrant
                 *2(a)           Amended and Restated By-Laws of the Registrant
             *and 2(b)           Amendments to Amended and Restated By-Laws of
     filed herein                the Registrant


                **4              Specimen of certificate representing ownership
                                 of shares in the Registrant
                 *5              Advisory Agreements between the Registrant and
                                 Citibank, N.A.
                 *6              Distribution Agreement between the Registrant
                                 and CFBDS, Inc. (formerly known as The Landmark
                                 Funds Broker-Dealer Services, Inc.) ("CFBDS"),
                                 as distributor
                 *7              Custodian Contract between the Registrant and
                                 State Street Bank and Trust Company ("State
                                 Street"), as custodian, and amendment thereto
                 *9(a)           Amended and Restated Administrative Services
                                 Plan of the Registrant
                 *9(b)           Administrative Services Agreement between the
                                 Registrant and CFBDS, as administrator
                 *9(c)           Sub-Administrative Services Agreement between
                                 Citibank, N.A. and CFBDS
                 *9(d)(i)        Form of Shareholder Servicing Agreement between
                                 the Registrant and Citibank, N.A., as
                                 shareholder servicing agent
                 *9(d)(ii)       Form of Shareholder Servicing Agreement between
                                 the Registrant and a federal savings bank, as
                                 shareholder servicing agent
                 *9(d)(iii)      Form of Shareholder Servicing Agreement between
                                 the Registrant and CFBDS, as shareholder
                                 servicing agent
                 *9(e)           Transfer Agency and Servicing Agreement between
                                 the Registrant and State Street, as transfer
                                 agent
                 *9(f)           Amended and Restated Exchange Privilege
                                 Agreement between the Registrant, certain other
                                 investment companies and CFBDS, as distributor
                  11             Consent of Deloitte & Touche LLP,
                                 independent auditors of the Registrant
                 *15             Amended and Restated Distribution Plan of the
                                 Registrant
               ***25             Powers of Attorney for the Registrant
                  27             Financial data schedule

---------------------
* Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 29, 1996.
** Information defining the rights of shareholders is contained in the Registrant's Declaration of Trust, as amended, incorporated herein by reference as Exhibits No. 1(a) and 1(b).
*** Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 17, 1996.

Item 25.  Persons Controlled by or under Common Control with Registrant.

         Not applicable.

Item 26.  Number of Holders of Securities.

                         Title of Class                 Number of Record Holders
                                                        As of December 19, 1997
                 Shares of Beneficial Interest
                      (without par value)

          Landmark New York Tax Free Reserves                    6
          Landmark Connecticut Tax Free Reserves                 6

Item 27.  Indemnification.

         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference herein as an Exhibit to its Registration Statement on Form N-1A; (b) Section 4 of the Distribution Agreement between the Registrant and CFBDS, incorporated by reference herein as an Exhibit to the Registrant's Registration Statement on Form N-1A; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 28.  Business and Other Connections of Investment Adviser.

         Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, a registered bank holding company. Citibank also serves as investment adviser to the following registered investment companies (or series thereof): Asset Allocation Portfolios (Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Short-Term Portfolio and Intermediate Income Portfolio), The Premium Portfolios (Balanced Portfolio, Large Cap Growth Portfolio, Government Income Portfolio, International Equity Portfolio, Emerging Asian Markets Equity Portfolio and Small Cap Growth Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, Landmark Multi-State Tax Free Funds (Landmark California Tax Free Reserves), Landmark Fixed Income Funds (Landmark Intermediate Income Fund), Landmark Tax Free Income Funds (Landmark National Tax Free Income Fund and Landmark New York Tax Free Income Fund), CitiFunds Institutional Trust (CitiFunds Institutional Cash Reserves) and Variable Annuity Portfolios (CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400, CitiSelect(R) VIP Folio 500 and Landmark Small Cap Equity VIP Fund). Citibank and its affiliates manage assets in excess of $88 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

         John S. Reed is the Chairman of the Board and a Director of Citibank. The following are Vice Chairmen of the Board and Directors of Citibank: Paul J. Collins and William R. Rhodes. Other Directors of Citibank are D. Wayne Calloway, former Chairman and Chief Executive Officer, PepsiCo, Inc.; John M. Deutch, Institute Professor, Massachusetts Institute of Technology; Reuben Mark, Chairman and Chief Executive Officer, Colgate-Palmolive Company; Richard D. Parsons, President, Time Warner, Inc.; Rozanne L. Ridgway, Former Assistant Secretary of State for Europe and Canada; Robert B. Shapiro, Chairman, President and Chief Executive Officer, Monsanto Company; Frank A. Shrontz, Chairman Emeritus, The Boeing Company; and Franklin A. Thomas, former President, The Ford Foundation.

         Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:

D. Wayne Calloway               Director, Exxon Corporation
                                Director, General Electric Company
                                Director, Retired Chairman and Chief Executive
                                  Officer, PepsiCo, Inc.

Paul J. Collins                 Director, Kimberly-Clark Corporation

John M. Deutch                  Director, Ariad Pharmaceuticals, Inc.
                                Director, CMS Energy
                                Director, Cummins Engine Company, Inc.
                                Director, Schlumberger, Ltd.

Reuben Mark                     Director, Chairman and Chief Executive Officer
                                  Colgate-Palmolive Company
                                Director, New York Stock Exchange
                                Director, Time Warner, Inc.
                                Non-Executive Director, Pearson, PLC

Richard D. Parsons              Director, Federal National Mortgage Association
                                Director, Philip Morris Companies Incorporated
                                Member, Board of Representatives, Time Warner
                                  Entertainment Company, L.P.
                                Director and President, Time Warner, Inc.

John S. Reed                    Director, Monsanto Company
                                Director, Philip Morris Companies
                                  Incorporated

William R. Rhodes               Director, Private Export Funding
                                  Corporation

Rozanne L. Ridgway              Director, 3M
                                Director, Bell Atlantic Corporation
                                Director, Boeing Company
                                Director, Emerson Electric Company
                                Member-International Advisory Board,
                                  New Perspective Fund, Inc.
                                Director, RJR Nabisco, Inc.
                                Director, Sara Lee Corporation
                                Director, Union Carbide Corporation

Robert B. Shapiro               Director, Chairman and Chief Executive
                                  Officer,   Monsanto Company
                                Director, Silicon Graphics

Frank A. Shrontz                Director, 3M
                                Director, Baseball of Seattle, Inc.
                                Director and Chairman Emeritus, Boeing Company
                                Director, Boise Cascade Corp.
                                Director, Chevron Corporation

Franklin A. Thomas              Director, Aluminum Company of America
                                Director, Cummins Engine Company, Inc.
                                Director, Lucent Technologies
                                Director, PepsiCo, Inc.

Item 29.  Principal Underwriters.

         (a) CFBDS, the Registrant's Distributor, is also the distributor for Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund, Premium U.S. Treasury Reserves, Premium Liquid Reserves, Landmark Institutional Liquid Reserves, Landmark Institutional U.S. Treasury Reserves, Landmark Institutional Tax Free Reserves, CitiFunds(SM) Institutional Cash Reserves, Landmark Tax Free Reserves, Landmark California Tax Free Reserves, Landmark Cash Reserves, Landmark U.S. Treasury Reserves, Landmark U.S. Government Income Fund, Landmark Intermediate Income Fund, Landmark Balanced Fund, Landmark Equity Fund, Landmark Small Cap Equity Fund, Landmark National Tax Free Income Fund, Landmark New York Tax Free Income Fund, CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400, CitiSelect(R) VIP Folio 500, Landmark Small Cap Equity VIP Fund, CitiSelect(R) Folio 200, CitiSelect(R) Folio 300, CitiSelect Folio(R) 400 and CitiSelect(R) Folio 500. CFBDS is also the placement agent for International Equity Portfolio, Balanced Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, Government Income Portfolio, Emerging Asian Markets Equity Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Short-Term Portfolio and Intermediate Income Portfolio.

         (b) The information required by this Item 29 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

         (c)      Not applicable.

Item 30.  Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

      NAME                                                          ADDRESS

      CFBDS, Inc. (administrator and distributor)                   6 St. James Avenue
                                                                    Boston, MA 02116

      State Street Bank and Trust Company                           1776 Heritage Drive
      (custodian and transfer agent)                                North Quincy, MA 02171

      Citibank, N.A.                                                153 East 53rd Street
      (investment adviser)                                          New York, NY 10043

      SHAREHOLDER SERVICING AGENTS

      Citibank, N.A.                                                450 West 33rd Street
                                                                    New York, NY 10001

      Citibank, N.A. -- Citigold                                    Citicorp Mortgage Inc. - Citigold
                                                                    15851 Clayton Road
                                                                    Ballwin, MO  63011

      Citibank, N.A. -- The Citibank                                153 East 53rd Street
      Private Bank                                                  New York, NY 10043

      Citibank, N.A. -- Citibank Global                             153 East 53rd Street
      Asset Management                                              New York, NY 10043

      Citibank, N.A. -- North American                              111 Wall Street
      Investor Services                                             New York, NY 10094

      Citicorp Investment Services                                  One Court Square
                                                                    Long Island City, NY 11120

      CFBDS, Inc.                                                   6 St. James Avenue
                                                                    Boston, MA 02116


Item 31.  Management Services.

         Not applicable.


Item 32.  Undertakings.

         (a)  Not applicable.

         (b)  Not applicable.

         (c) The Registrant undertakes to furnish to each person to whom a prospectus of each of the series of the Registrant is delivered with a copy of such series' latest Annual Reports to Shareholders, upon request without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement on Form N-1A meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and that the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 19th day of December, 1997.

                                         LANDMARK MULTI-STATE TAX FREE FUNDS

                                         By: Philip W. Coolidge
                                             Philip W. Coolidge
                                             President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on December 19, 1997.

                     Signature                                               Title
                     ---------                                               -----
  Philip W. Coolidge                     President, Principal Executive Officer and Trustee
-----------------------------------
  Philip W. Coolidge

  John R. Elder                          Principal Accounting and Financial Officer
-----------------------------------
  John R. Elder

  Elliott J. Berv*                       Trustee
-----------------------------------
  Elliot J. Berv

  Mark T. Finn*                          Trustee
-----------------------------------
  Mark T. Finn

  Riley C. Gilley*                       Trustee
-----------------------------------
  Riley C. Gilley

  Diana R. Harrington*                   Trustee
-----------------------------------
  Diana R. Harrington

  Susan B. Kerley*                       Trustee
-----------------------------------
  Susan B. Kerley

  C. Oscar Morong, Jr.*                  Trustee
-----------------------------------
  C. Oscar Morong, Jr.

  Walter E. Robb, III*                   Trustee
-----------------------------------
  Walter E. Robb, III

  E. Kirby Warren*                       Trustee
-----------------------------------
  E. Kirby Warren

  William S. Woods, Jr.*                 Trustee
-----------------------------------
  William S. Woods, Jr.

*By:  Philip W. Coolidge
-----------------------------------
      Philip W. Coolidge

        Executed by Philip W. Coolidge on behalf of those indicated pursuant to Powers of Attorney.

                                  EXHIBIT INDEX


Exhibit
No.:          Description:

 2(b)         Amendment to Amended and Restated By-Laws of the Registrant
11            Consent of Deloitte & Touche LLP, independent auditors of the
              Registrant
27            Financial data schedule